Sound Mind Investing Fund

Sound Mind Investing Managed Volatility Fund

PROSPECTUS

February 29, 2008

422 Washington Street

Columbus, IN 47201

(877) 764-3863

www.smifund.com

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
Page
SOUND MIND INVESTING FUND	3
RISK/RETURN SUMMARY	3
HOW HAS THE FUND PERFORMED IN THE PAST?	8
SOUND MIND INVESTING MANAGED VOLATILITY FUND	10
RISK/RETURN SUMMARY	10
HOW HAS THE FUND PERFORMED IN THE PAST?	18
FEES AND EXPENSES OF INVESTING IN THE FUNDS	19
HOW TO BUY SHARES	20
HOW TO EXCHANGE SHARES	22
HOW TO REDEEM SHARES	23
DETERMINATION OF NET ASSET VALUE	26
DIVIDENDS, DISTRIBUTIONS AND TAXES	27
MANAGEMENT OF THE FUNDS	29
FINANCIAL HIGHLIGHTS	33
PRIVACY POLICY	35
FOR MORE INFORMATION	Back Cover

SOUND MIND INVESTING FUND

RISK/RETURN SUMMARY

Investment Objective

Sound Mind Investing Fund (the “SMI Fund”) seeks to provide long-term capital appreciation.

Principal Strategy

The Fund seeks to achieve its objective by investing in a diversified portfolio of other equity mutual funds using a “fund upgrading” strategy. The fund upgrading investment approach is a systematic investment approach that is based on the belief of the Fund’s advisor, SMI Advisory Services, LLC, that superior returns can be obtained by constantly monitoring the performance of a wide universe of other investment companies, and standing ready to move assets into funds deemed by the advisor to be most attractive at the time of analysis. This upgrading process strives to keep assets invested in funds that are demonstrating superior current performance relative to their peers as determined by a combination of size and investment style criteria.

Fund Upgrading Strategy. The Fund’s advisor uses a fund upgrading strategy. The advisor begins by ranking over 1,000 open end equity mutual funds and exchange-traded funds (“ETFs”) by asset class into the following asset allocation categories: small-cap growth, small-cap value, large-cap growth, large-cap value, and international. The advisor then ranks the funds within each category based on the advisor’s performance model and screening process. The Fund typically purchases shares of highly ranked funds in each category. On an ongoing basis, the advisor monitors the performance of a wide universe of funds, and upgrades the Fund’s portfolio by moving assets into those funds deemed by the advisor to be most attractive at the time of analysis. This upgrading process is designed to invest the Fund’s assets in underlying funds that demonstrate superior current performance relative to their peers, as determined by the advisor using its proprietary performance model and screening process. The advisor’s screening process ranks underlying funds in each asset allocation category based on an analysis of each fund’s total returns for the most recent 3-months, 6-months and one year. The total return information, as well as information about each fund’s style characteristics and additional factors, is collected by the advisor’s proprietary database from information available from the underlying funds and from independent third party data providers. The advisor collects and reviews this information on a regular basis, and then ranks highest those funds that it believes demonstrate superior current performance. Although current performance is the advisor’s primary consideration in selecting underlying funds, other criteria may also be considered once the advisor has identified the top-performing funds. These secondary criteria include, but are not limited to: the fund’s asset level and flows, management characteristics and experience, redemption or other fee policies, and historical volatility. The advisor uses the performance information and these components of classification and additional criteria to select a top-ranked fund. It should be noted that, even though the advisor’s upgrading process ranks underlying funds primarily on the basis of performance, the Securities and Exchange Commission takes the position that mutual funds must disclose the fact that past performance is no guarantee of future performance.

When categorizing funds, the advisor typically divides those funds normally referred to as “mid-cap” between the “large-cap” and “small-cap” categories, and typically divides mutual funds that are not managed with either a clear growth or value investment strategy, often called “core” or “blend” funds, between the “growth” and “value” categories. The advisor believes that defining these categories broadly makes available a wide range of investment opportunities to the Fund, while still maintaining appropriate diversification. The total amount of the Fund’s investment allocated to each asset class will vary based on the advisor’s assessment of current economic and market conditions. The advisor reserves the right to modify its asset allocation model.

The advisor believes that while market and economic conditions are constantly changing, most mutual funds’ portfolio managers rarely change their investment approach. As a result, funds that lead their peer group under one set of economic conditions often lag their peer group when those conditions change, and few funds are consistent leaders during all types of market conditions. The advisor believes that the best approach is to continuously invest only in those funds that currently demonstrate market leadership. As conditions change, the advisor uses its upgrading strategy to move assets from those underlying funds that performed well under prior economic and market conditions into different funds that are better suited, in the advisor’s opinion, to the newly emerging economic and market conditions. This approach seeks to utilize the talents of the top-performing mutual funds’ portfolio managers within their specific areas of expertise, while also seeking to direct assets only to those portfolio managers whose investment styles are particularly well suited to the current economic and market environment.

Underlying Funds. The Fund primarily invests in open end equity mutual funds and ETFs using its fund upgrading strategy. The underlying funds in which the Fund invests may, in turn, invest in a broad range of equity securities, including foreign securities and securities of issuers located in emerging markets. Underlying funds also may invest in securities other than equities, including but not limited to fixed income securities, and they may in engage in derivative transactions. A portion of the Fund’s assets may be invested in short-term cash instruments including repurchase agreements, short-term debt instruments, and money market funds, pending selection of underlying funds that meet the advisor’s investment criteria.

The Fund indirectly will bear its proportionate share of all management fees and other expenses of the underlying funds in which it invests. Therefore, the Fund will incur higher expenses than other mutual funds that invest directly in securities. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which it invests.

The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs.  However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits.

Because the advisor’s strategy involves buying and selling mutual funds as often as conditions dictate, the Fund will bear its share of the fees and operating expenses of the underlying funds. This means that shareholders will pay higher expenses than would be the case if they invested directly in the underlying funds. The Fund typically purchases underlying funds that do not charge a sales load, or that waive the sales load (typically referred to as “no-load” or “load-waived” funds) in order to accommodate the advisor’s strategy of buying and selling mutual funds as often as conditions dictate. However, the Fund is not precluded from investing in underlying mutual funds with sales-related expenses, including redemption fees and/or 12b-1 fees. The advisor expects that the Fund will experience a high portfolio turnover rate. Shareholders may incur expenses associated with capital gains distributions by the Fund and its underlying funds, and they also may incur increased transaction costs as a result of the Fund’s high portfolio turnover rate and/or because of high portfolio turnover rates in the underlying funds. The Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs. When selecting underlying funds for investment, the Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio.

The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund. An underlying fund may limit the Fund’s ability to sell its shares of the underlying fund at certain times. In these cases, such investments will be considered illiquid. The Fund may invest in underlying funds to the maximum extent permitted by the Investment Company Act of 1940 and SEC exemptive orders from the Act. This means that the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund.

The Fund’s advisor is under common control with the publisher of the Sound Mind Investing Newsletter (the “SMI Newsletter”), a monthly financial publication that recommends a fund upgrading strategy similar to the strategy utilized by the Fund. Although mutual funds purchased by the Fund generally will be highly ranked in the Newsletter, the Fund may also invest in funds not included in the Newsletter, including funds not available to the general public but available only to institutional investors such as the Fund. While the Newsletter is published only once a month, the advisor monitors the Fund’s investments on a regular basis using a broader universe than is typically considered for the SMI Newsletter, and adjusts the Fund’s investments accordingly. As a result, the underlying funds in which the Fund invests may vary from the mutual funds recommended in the SMI Newsletter. The advisor’s highest priority is to manage the Fund’s portfolio in accordance with its fund upgrading strategy. Additional information about the advisor’s affiliation with the publisher of the SMI Newsletter is contained in the Fund’s Statement of Additional Information which is available to the Fund’s shareholders, free of charge, upon request.

Principal Risks of Investing in the Fund

•

Management Risk. The advisor’s strategy may fail to produce the intended results. The advisor’s upgrading strategy makes no effort to predict what the market will do next. Rather, the upgrading strategy is strictly a trend-following system which responds to what has already happened in the market and attempts to catch each significant market trend as it unfolds. There may be times when the strategy takes time to recognize a new market trend. As a result, the Fund may lag behind in participating in the profits from a newly developed trend, or may not be in a position to take advantage of a particular market trend. There also is the risk that investment strategies employed by the portfolio managers of the underlying funds in which the Fund invests may not result in an increase in the value of the underlying funds and, therefore, that the value of the Fund’s investment in the underlying funds may not increase, or may actually decrease.

•	Other Investment Company Securities Risks.

1.      Generally. When the Fund invests in another mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.

2.      Exchange-Traded Fund Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Style Risk. The Fund may invest in underlying funds that use growth- and/or value-oriented investing styles, or other styles. If the underlying fund’s portfolio manager incorrectly assesses the growth potential of companies in which the fund invests, the securities purchased may not perform as expected, reducing the underlying fund’s return and ultimately reducing the Fund’s return, or causing it to lose money on the investment. With respect to underlying value funds, the market may not agree with a value manager’s determination that the fund’s portfolio stocks are undervalued, and the prices of such portfolio securities may not increase to what the advisor believes are their full value. They may even decrease in value.

•	Small- and Mid-Cap Risk. To the extent the Fund invests in other investment companies that invest in small- and mid-cap companies, the Fund will be subject to additional risks. These include:
	•	The earnings and prospects of smaller companies are more volatile than larger companies.
	•	Smaller companies may experience higher failure rates than do larger companies.
•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

	•	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.
•

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual mutual fund or ETF can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares.

•

Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

•

Foreign Securities Risk. Underlying funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. To the extent that underlying funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•

Concentration Risk. To the extent that underlying funds in which the Fund invests concentrate their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

•

Derivatives Risk. Underlying funds in the Fund’s portfolio may use derivative instruments. The value of these derivative instruments derives from the value of an underlying asset, currency or index. Investments by the Fund in such underlying funds may involve the risk that the value of the underlying fund’s derivatives may rise or fall more rapidly than other investments, and the risk that an underlying fund may lose more than the amount that it invested in the derivative instrument in the first place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses.

•

Non-Diversification Risk. Underlying funds in which the Fund invests may be non-diversified under the Investment Company Act of 1940. This means that there is no restriction under the Investment Company Act on how much the underlying fund may invest in the securities of a single issuer. Therefore, the value of the underlying fund’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

•

Market Timing Risk. Because the Fund does not consider underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•	long-term investors seeking a fund with a capital appreciation investment strategy;
•	investors who want exposure to a broad range of asset classes within the convenience of a single fund;
•	investors who want to hire a professional to shift their assets between different types of investments as market conditions change; and
•	investors willing to accept price fluctuations in their investment.

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, money market funds, repurchase agreements or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time. The tables show how the Fund’s returns compare over time to those of a broad-based securities market index.

During the period shown in the chart above, the highest return for a quarter was 9.90% (1st quarter, 2006); and the lowest return was -3.64% (2nd quarter, 2006).

AVERAGE ANNUAL TOTAL RETURNS

(for the periods ended December 31, 2007)

The Fund	1 Year	Since Inception (December 2, 2005)
Return Before Taxes	15.70%	14.33%
Return After Taxes on Distributions[1]	13.34%	13.05%
Return After Taxes on Distributions and Sale of Fund Shares	11.30%	11.79%
Index (reflects no deductions for fees, expenses and taxes)[2]
S&P 500 Index	5.49%	9.47%
Wilshire 5000 Index	5.74%	9.61%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and the Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and may be representative of a broader market and range of securities than is found in the Fund’s portfolio.

SOUND MIND INVESTING MANAGED VOLATILITY FUND

RISK/RETURN SUMMARY

Investment Objective

Sound Mind Investing Managed Volatility Fund (the “SMI Managed Volatility Fund”) seeks to provide long-term capital appreciation with less volatility than broad U.S. equity markets.

Principal Strategies

The SMI Managed Volatility Fund seeks to achieve its objective by investing in a diversified portfolio of other equity investment companies using a “fund upgrading” strategy. The Fund seeks to achieve lower volatility through asset allocation across appropriate asset classes (represented by the underlying equity mutual funds) and the use of derivative transactions to hedge the Fund’s exposure to volatility with respect to underlying funds or the equity markets generally. In connection with its hedging strategy, the Fund may invest in futures contracts and options on futures contracts and may engage in short sales.

Fund Upgrading Strategy. The Fund’s advisor, SMI Advisory Services, LLC, uses a fund upgrading strategy. The advisor begins by ranking over 1,000 open end equity mutual funds and exchange-traded funds (“ETFs”) by asset class into the following asset allocation categories: small-cap growth, small-cap value, large-cap growth, large-cap value, and international. The advisor then ranks the funds within each category based on the advisor’s performance model and screening process. The Fund typically purchases shares of highly ranked funds in each category. On an ongoing basis, the advisor monitors the performance of a wide universe of funds, and upgrades the Fund’s portfolio by moving assets into those funds deemed by the advisor to be most attractive at the time of analysis. This upgrading process is designed to invest the Fund’s assets in underlying funds that demonstrate superior current performance relative to their peers, as determined by the advisor using its proprietary performance model and screening process. The advisor’s screening process ranks underlying funds in each asset allocation category based on an analysis of each fund’s total returns for the most recent 3-months, 6-months and one year. The total return information, as well as information about each fund’s style characteristics and additional factors, is collected by the advisor’s proprietary database from information available from the underlying funds and from independent third party data providers. The advisor collects and reviews this information on a regular basis, and then ranks highest those funds that it believes demonstrate superior current performance. Although current performance is the advisor’s primary consideration in selecting underlying funds, other criteria may also be considered once the advisor has identified the top-performing funds. These secondary criteria include, but are not limited to: the fund’s asset level and flows, management characteristics and experience, redemption or other fee policies, and historical volatility. The advisor uses the performance information and these components of classification and additional criteria to select a top-ranked fund. It should be noted that, even though the advisor’s upgrading process ranks underlying funds primarily on the basis of performance, the Securities and Exchange Commission takes the position that mutual funds must disclose the fact that past performance is no guarantee of future performance.

When categorizing funds, the advisor typically divides those funds normally referred to as “mid-cap” between the “large-cap” and “small-cap” categories, and typically divides mutual funds that are not managed with either a clear growth or value investment strategy, often called “core” or “blend” funds, between the “growth” and “value” categories. The advisor believes that defining these categories broadly makes available a wide range of investment opportunities to the Fund, while still maintaining appropriate diversification. The total amount of the Fund’s investment allocated to each asset class will vary based on the advisor’s assessment of current economic and market conditions. The advisor reserves the right to modify its asset allocation model.

The advisor believes that while market and economic conditions are constantly changing, most mutual funds’ portfolio managers rarely change their investment approach. As a result, funds that lead their peer group under one set of economic conditions often lag their peer group when those conditions change, and few funds are consistent leaders during all types of market conditions. The advisor believes that the best approach is to continuously invest only in those funds that currently demonstrate market leadership. As conditions change, the advisor uses its upgrading strategy to move assets from those underlying funds that performed well under prior economic and market conditions into different funds that are better suited, in the advisor’s opinion, to the newly emerging economic and market conditions. This approach seeks to utilize the talents of the top-performing mutual funds’ portfolio managers within their specific areas of expertise, while also seeking to direct assets only to those portfolio managers whose investment styles are particularly well suited to the current economic and market environment.

Hedging Strategy. In an attempt to lower the Fund’s volatility compared to broad U.S. equity markets, the Fund typically engages in short sales of ETFs and futures contracts. The advisor believes its hedging strategies will both lower the Fund’s volatility, and reduce its correlation to the broad U.S equity markets, as compared to traditional domestic equity investments. The Fund’s hedging strategies are referred to as derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices, or other financial instrument.

The Fund typically invests in small, mid and large cap equity mutual funds as well as international funds, which means the Fund’s portfolio will be exposed to U.S. and foreign equity market risks. In an attempt to lower the Fund’s volatility compared to broad-based equity markets, the Fund will engage in short sales in each asset class. The advisor will determine the hedging strategy to be used based on its analysis of a number of factors including, but not limited to, market trends, fundamental analysis, technical analysis or the performance of the Fund’s underlying funds. The advisor may use either futures contracts or ETFs to construct a hedge. For example, in order to hedge the Fund’s exposure to the small cap market, the Fund may sell short futures contracts on the Russell 2000® Index, a key benchmark index for small cap stocks. As an alternative, the Fund may sell short an ETF such as the iShares Russell 2000 Fund.

As another hedge, the Fund may purchase put options on ETF shares for the same reasons it would sell futures contracts—to hedge the Fund’s portfolio against broad equity market exposure. Depending on the market, the holding period and other factors, the use of options on ETF shares can be less costly than using stock index futures contracts. In addition, options on ETF shares typically may be purchased in amounts that are smaller than amounts available through futures contracts, and they can offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. The Fund may hedge up to 100% of the value of the equity securities in its portfolio. The Fund will engage in these derivative strategies only for hedging purposes, and not for speculative purposes.

Underlying Funds. The Fund primarily invests in open end equity mutual funds and ETFs using its fund upgrading strategy. The underlying funds in which the Fund invests may, in turn, invest in a broad range of equity securities, including foreign securities and securities of issuers located in emerging markets. Underlying funds also may invest in securities other than equities, including but not limited to fixed income securities, and they may in engage in derivative transactions. A portion of the Fund’s assets may be invested in short-term cash instruments including repurchase agreements, short-term debt instruments, and money market funds, pending selection of underlying funds that meet the advisor’s investment criteria.

The Fund indirectly will bear its proportionate share of all management fees and other expenses of the underlying funds in which it invests. Therefore, the Fund will incur higher expenses than other mutual funds that invest directly in securities. Actual expenses are expected to vary with changes in the allocation of the Fund’s assets among the various underlying funds in which it invests.

The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs.  However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits.

Because the advisor’s strategy involves buying and selling mutual funds as often as conditions dictate, the Fund will bear its share of the fees and operating expenses of the underlying funds. This means that shareholders will pay higher expenses than would be the case if they invested directly in the underlying funds. The Fund typically purchases underlying funds that do not charge a sales load, or that waive the sales load (typically referred to as “no-load” or “load-waived” funds) in order to accommodate the advisor’s strategy of buying and selling mutual funds as often as conditions dictate. However, the Fund is not precluded from investing in underlying mutual funds with sales-related expenses, including redemption fees and/or 12b-1 fees. The advisor expects that the Fund will experience a high portfolio turnover rate. Shareholders may incur expenses associated with capital gains distributions by the Fund and its underlying funds, and they also may incur increased transaction costs as a result of the Fund’s high portfolio turnover rate and/or because of high portfolio turnover rates in the underlying funds. The Fund is not required to hold securities for any minimum period and, as a result, may incur short-term redemption fees and increased trading costs. When selecting underlying funds for investment, the Fund will not be precluded from investing in an underlying fund with a higher than average expense ratio.

The Fund is independent from any of the underlying funds in which it invests and it has no voice in or control over the investment strategies, policies or decisions of the underlying funds. The Fund’s only option is to liquidate its investment in an underlying fund in the event of dissatisfaction with the fund. An underlying fund may limit the Fund’s ability to sell its shares of the underlying fund at certain times. In these cases, such investments will be considered illiquid. The Fund may invest in underlying funds to the maximum extent permitted by the Investment Company Act of 1940 and SEC exemptive orders from the Act. This means that the Fund may invest a substantial portion of its assets in a single underlying fund, or the Fund may own a substantial portion of the outstanding shares of an underlying fund.

The Fund’s advisor is under common control with the publisher of the Sound Mind Investing Newsletter (the “SMI Newsletter”), a monthly financial publication that recommends a fund upgrading strategy similar to the strategy utilized by the Fund. Although mutual funds purchased by the Fund generally will be highly ranked in the Newsletter, the Fund may also invest in funds not included in the Newsletter, including funds not available to the general public but available only to institutional investors such as the Fund. While the Newsletter is published only once a month, the advisor monitors the Fund’s investments on a regular basis using a broader universe than is typically considered for the SMI Newsletter, and adjusts the Fund’s investments accordingly. As a result, the underlying funds in which the Fund invests may vary from the mutual funds recommended in the SMI Newsletter. Additionally, the Fund engages in hedging techniques, so the Fund’s performance is expected to vary from the performance of the upgrading strategy recommended in the SMI Newsletter. The advisor’s highest priority is to manage the Fund’s portfolio in accordance with its fund upgrading strategy. Additional information about the advisor’s affiliation with the publisher of the SMI Newsletter is contained in the Fund’s Statement of Additional Information which is available to the Fund’s shareholders, free of charge, upon request.

Principal Risks of Investing in the Fund

•

Management Risk. The advisor’s strategy may fail to produce the intended results. The advisor’s upgrading strategy makes no effort to predict what the market will do next. Rather, the upgrading strategy is strictly a trend-following system which responds to what has already happened in the market and attempts to catch each significant market trend as it unfolds. There may be times when the strategy takes time to recognize a new market trend. As a result, the Fund may lag behind in participating in the profits from a newly developed trend, or may not be in a position to take advantage of a particular market trend. There also is the risk that investment strategies employed by the portfolio managers of the underlying funds in which the Fund invests may not result in an increase in the value of the underlying funds and, therefore, that the value of the Fund’s investment in the underlying funds may not increase, or may actually decrease.

•	Other Investment Company Securities Risks.

1.      Generally. When the Fund invests in another mutual fund or ETF, the Fund indirectly will bear its proportionate share of any fees and expenses payable directly by the underlying fund. Therefore, the Fund will incur higher expenses, many of which may be duplicative. In addition, the Fund may be affected by losses of the underlying funds and the level of risk arising from the investment practices of the underlying funds (such as the use of leverage by the funds). The Fund has no control over the investments and related risks taken by the underlying funds in which it invests. Because the Fund is not required to hold shares of underlying funds for any minimum period, it may be subject to, and may have to pay, short-term redemption fees imposed by the underlying funds. In addition, the Fund may also incur increased trading costs as a result of the fund upgrading strategy.

2.      Exchange-Traded Funds Risk. In addition to risks generally associated with investments in investment company securities, ETFs are subject to the following risks that do not apply to traditional mutual funds: (i) the market price of an ETF’s shares may trade above or below its net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; (iii) the ETF may employ an investment strategy that utilizes high leverage ratios; or (iv) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

•

Style Risk. The Fund may invest in underlying funds that use growth- and/or value-oriented investing styles, or other styles. If the underlying fund’s portfolio manager incorrectly assesses the growth potential of companies in which the fund invests, the securities purchased may not perform as expected, reducing the underlying fund’s return and ultimately reducing the Fund’s return, or causing it to lose money on the investment. With respect to underlying value funds, the market may not agree with a value manager’s determination that the fund’s portfolio stocks are undervalued, and the prices of such portfolio securities may not increase to what the advisor believes are their full value. They may even decrease in value.

•	Small- and Mid-Cap Risk. To the extent the Fund invests in other investment companies that invest in small- and mid-cap companies, the Fund will be subject to additional risks. These include:
	•	The earnings and prospects of smaller companies are more volatile than larger companies.
	•	Smaller companies may experience higher failure rates than do larger companies.
•

The trading volume of securities of smaller companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.

	•	Smaller companies may have limited markets, product lines or financial resources and may lack management experience.

•

Volatility Risk. Equity securities tend to be more volatile than other investment choices. The value of an individual mutual fund or ETF can be more volatile than the market as a whole. This volatility affects the value of the Fund’s shares. Although the advisor will attempt to reduce volatility through its hedging strategies, there can be no assurances that these strategies will be successful. If the indices underlying the Fund’s futures contracts or options positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for a futures contract or option becomes illiquid, the volatility of the Fund may actually increase. Also, because derivatives also involve the use of leverage, a small investment in derivatives potentially could have a large impact on the Fund’s volatility; and certain gains or losses will be amplified, increasing movements in the share price of the Fund.

•

Turnover Risk. The Fund’s investment strategy involves active trading and will result in a high portfolio turnover rate. A high portfolio turnover can result in correspondingly greater brokerage commission expenses. A high portfolio turnover may result in the distribution to shareholders of additional capital gains for tax purposes, some of which may be taxable at ordinary income rates. These factors may negatively affect performance.

•

Foreign Securities Risk. Underlying funds in the Fund’s portfolio may invest in foreign securities. Foreign securities are subject to additional risks not typically associated with investments in domestic securities. These risks may include, among others, currency risk, country risks (political, diplomatic, regional conflicts, terrorism, war, social and economic instability, currency devaluations and policies that have the effect of limiting or restricting foreign investment or the movement of assets), different trading practices, less government supervision, less publicly available information, limited trading markets and greater volatility. To the extent that underlying funds invest in issuers located in emerging markets, the risk may be heightened by political changes, changes in taxation, or currency controls that could adversely affect the values of these investments. Emerging markets have been more volatile than the markets of developed countries with more mature economies.

•

Concentration Risk. To the extent that underlying funds in which the Fund invests concentrate their investments in a particular industry or sector, the Fund’s shares may be more volatile and fluctuate more than shares of a fund investing in a broader range of securities.

•

Derivatives Risk. The Fund’s investments in derivatives (directly or indirectly through underlying funds) will expose it to various risks. The value of derivative investments may rise or fall more rapidly than other investments, and could result in the Fund or an underlying fund losing more than the amount invested in the derivative instrument in the first place. There is also risk that the advisor could be incorrect in its expectations about the direction or extent of various markets. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the expenses involved may cause the Fund’s return to be less than if hedging had not taken place. Derivative instruments also involve the risk that other parties to the derivative contract may fail to meet their obligations, which could cause losses. The Fund also could experience losses that reduce its returns if the indices underlying its derivative positions are not closely correlated with its other investments, or if the Fund is unable to close out a position because the market for an option or futures contract becomes illiquid. Derivatives typically involve the use of leverage and, as a result, a small investment in derivatives could have a potentially large impact on the Fund’s performance; certain gains or losses could be amplified, increasing movements in the share price of the Fund. The use of derivatives involves risks that may be different from the risks associated with investing directly in the underlying assets, including the risk that changes in the value of a derivative held by the Fund may not correlate with the Fund’s other investments. Risks specific to various types of hedging strategies that could be utilized by the Fund or an underlying fund are as follows:

1.     Futures Contract Risk. Investments in futures contracts involve substantial risks. The low margin or premiums normally required in trading index futures contracts may provide a large amount of leverage, and a relatively small change in the underlying index or price of the contract can produce a disproportionately larger profit or loss. There is no assurance that a liquid secondary market will exist for futures contracts purchased or sold, and the Fund may be required to maintain a position until exercise or expiration, which could result in losses. Futures positions may be illiquid because, for example, most U.S. commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as “daily price fluctuation limits” or “daily limits.” Once the price of a contract for a particular future has increased or decreased by an amount equal to the daily limit, positions in the future can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. In addition, the Fund may not be able to execute futures contract trades at favorable prices if trading volume in such contracts is low.

3.     Short-Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. When the Fund short sells ETF shares that it owns (or has the right to obtain), it will set aside ETF shares equivalent in kind and amount to the short sale (or other securities exchangeable into such ETF shares) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing such short sales. Until the Fund replaces any borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management. The Fund also will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales.

•

Non-Diversification Risk. Underlying funds in which the Fund invests may be non-diversified under the Investment Company Act of 1940. This means that there is no restriction under the Investment Company Act on how much the underlying fund may invest in the securities of a single issuer. Therefore, the value of the underlying fund’s shares may be volatile and fluctuate more than shares of a diversified fund that invests in a broader range of securities.

•

Market Timing Risk. Because the Fund does not consider underlying funds’ policies and procedures with respect to market timing, performance of the underlying funds may be diluted due to market timing and therefore may affect the performance of the Fund.

•	An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
•	The Fund is not a complete investment program. As with any mutual fund investment, the Fund’s returns will vary and you could lose money.

Is the Fund right for you?

The Fund may be suitable for:

•	long-term investors seeking capital appreciation with the potential for lower volatility compared to broad U.S. equity markets
•	investors who want exposure to a broad range of asset classes within the convenience of a single fund; and
•	investors who want to hire a professional to shift their assets between different types of investments as market conditions change.

General

The investment objective of the Fund may be changed without shareholder approval.

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political or other conditions. For example, the Fund may hold up to 100% of its assets in short-term U.S. government securities, money market funds, repurchase agreements or money market instruments. The Fund may also invest in such instruments at any time to maintain liquidity or pending selection of investments in accordance with its investment strategies. As a result of engaging in these temporary measures, the Fund may not achieve its investment objective.

How has the Fund performed in the past?

Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risk of investing in the Fund because it demonstrates how its returns have varied over time. The tables show how the Fund’s returns compare over time to those of a broad-based securities market index.

During the period shown in the chart above, the highest return for a quarter was 4.99% (2nd quarter, 2007); and the lowest return was 0.31% (4th quarter, 2007).

AVERAGE ANNUAL TOTAL RETURNS (for the periods ended December 31, 2007)
The Fund	1 Year	Since Inception (December 29, 2006)
Return Before Taxes	12.85%	12.74%
Return After Taxes on Distributions[1]	12.24%	12.13%
Return After Taxes on Distributions and Sale of Fund Shares	8.35%	10.48%
Index (reflects no deductions for fees, expenses and taxes)[2]
S&P 500 Index	5.49%	4.98%
Wilshire 5000 Index	5.74%	5.20%

1After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

2The Indices are unmanaged benchmarks that assume reinvestment of all distributions and exclude the effect of taxes and fees. The S&P 500 Index and the Wilshire 5000 Index are widely recognized unmanaged indices of equity prices and may be representative of a broader market and range of securities than is found in the Fund’s portfolio.

FEES AND EXPENSES OF INVESTING IN THE FUNDS

The tables describe the fees and expenses that you may pay if you buy and hold shares of a Fund.

Shareholder Fees (fees paid directly from your investment)	Sound Mind Investing Fund	Sound Mind Investing Managed Volatility Fund

Maximum Sales Charge (Load) Imposed on Purchases	NONE	NONE
Maximum Deferred Sales Charge (Load)	NONE	NONE
Redemption Fee[1,2]	2.00%	2.00%
Exchange Fee	NONE	NONE

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
Management Fee	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	NONE	NONE
Other Expenses	0.25%	0.96%[3]
Fees and Expenses of Acquired Funds[4]	0.93%	0.73%
Total Annual Fund Operating Expenses[4]	2.18%	2.69%
Expense Recapture or (Fee Waiver)[5]	0.00%	(0.46%)
Net Expenses[6]	2.18%	2.23%

1 The Funds are intended for long-term investors. To discourage short-term trading and market timing, which can increase Fund expenses, each Fund typically charges a 2.00% redemption fee on shares redeemed within 90 calendar days after they are purchased.

2 A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change.

3 Includes an estimated compliance program services fee, effective October 1, 2007.

4 Fees and Expenses of Acquired Funds represent the pro rata expense indirectly incurred by a Fund as a result of investing in underlying funds that have their own expenses which vary from time to time. These fees and expenses have been restated to provide the ratio net of the amount of expenses refunded by the underlying funds in which a Fund invests. Fees and Expenses of Acquired Funds are not used to calculate a Fund’s net asset value and do not correlate to the ratio of Expenses to Average Net Assets found in the “Financial Highlights” section of this Prospectus. Without the Fees and Expenses of Acquired Funds, the Total Annual Fund Operating Expenses would be 1.25% for the SMI Fund and 1.96% for the SMI Managed Volatility Fund.

5 The advisor has contractually agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s Net Expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as Fees and Expenses of Acquired Funds), do not exceed 1.50% of the Fund’s average daily net assets. The contractual agreement with respect to each Fund is in effect through February 28, 2009. Each waiver or reimbursement by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred, provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

6Net Expenses of the SMI Fund are calculated as 2.18% of its average daily net assets based on direct operating expenses of 1.25%, plus Fees and Expenses of Acquired Funds of 0.93%. Net Expenses of the SMI Managed Volatility Fund are calculated as 2.23% based on the advisor’s agreement to cap certain operating expenses at 1.50%, plus Fees and Expenses of Acquired Funds of 0.73%.

Example:

Based on the costs above, this example helps you compare the expenses of each Fund’s shares to those of other mutual funds. The example assumes the expenses above remain the same and that the expenses were maintained for at least one year at rates described above (except for fee waivers, as described above). It also assumes that you invested $10,000, earned 5% annual returns and reinvested all dividends and distributions. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

SMI Fund	1 year	3 years	5 years	10 years
	$229	$711	$1,242	$2,821

SMI Managed Volatility Fund	1 year	3 years	5 years	10 years
	$234	$829	$1,484	$3,431

HOW TO BUY SHARES

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. This means that when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask for other identifying documents or information.

The minimum initial investment in each Fund is $5,000 ($2,500 for retirement accounts or custodial accounts, $2,000 for Coverdell ESA accounts and $1,000 for automatic investment plans). The advisor may, in its sole discretion, waive this minimum in certain circumstances. Each Fund may waive or lower investment minimums for investors who invest in the Fund through an asset-based fee program made available through a financial intermediary. If your investment is aggregated into an omnibus account established by an investment advisor, broker or other intermediary, the account minimums apply to the omnibus account, not to your individual investment; however, the financial intermediary may also impose minimum requirements that are different from those set forth in this prospectus. If you choose to purchase or redeem shares directly from a Fund, you will not incur charges on purchases and redemptions (other than for short-term redemptions). However, if you purchase or redeem shares through a broker-dealer or another intermediary, you may be charged a fee by that intermediary.

Initial Purchase

By Mail - Your initial purchase request must include:

•	a completed and signed investment application form (which accompanies this Prospectus); and
•	a check (subject to the minimum amount) made payable to the applicable Fund.

Mail the application and check to:

U.S. Mail:
Sound Mind Investing Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:
Sound Mind Investing Funds
c/o Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46208

By Wire - You may also purchase shares of a Fund by wiring federal funds from your bank, which may charge you a fee for doing so. To wire money, you must call Shareholder Services at (877) 764-3863 to obtain instructions on how to set up your account and to obtain an account number.

You must provide a signed application to Unified Fund Services, Inc., at the above address in order to complete your initial wire purchase. Wire orders will be accepted only on a day on which the Funds, their custodian and transfer agent are open for business. A wire purchase will not be considered made until the wired money is received and the purchase is accepted by a Fund. The purchase price per share will be the net asset value next determined after the wire purchase is received by a Fund. Any delays which may occur in wiring money, including delays which may occur in processing by the banks, are not the responsibility of the Funds or the transfer agent. There is presently no fee for the receipt of wired funds, but the Funds may charge shareholders for this service in the future.

Additional Investments

You may purchase additional shares of a Fund at any time by mail, wire, automatic investment, or online at the Funds’ website (www.smifund.com). Each additional mail purchase request must contain:

•	your name
•	the name on your account(s)
•	your account number(s)
•	the name of the Fund
•	a check made payable to the applicable Fund

Checks should be sent to the applicable Fund at the address listed under the heading “Initial Purchase – By Mail” in this prospectus. To send a bank wire, call Shareholder Services at (877) 764-3863 to obtain instructions.

Automatic Investment Plan

You may make regular investments in a Fund with an Automatic Investment Plan by completing the appropriate section of the account application and attaching a voided personal check. Investments may be made monthly to allow dollar-cost averaging by automatically deducting $100 or more from your bank checking account. You may change the amount of your monthly purchase at any time. If an Automatic Investment Plan purchase is rejected by your bank, your shareholder account will be charged a fee to defray bank charges.

Tax Sheltered Retirement Plans

Shares of the Funds may be an appropriate investment for tax-sheltered retirement plans, including: individual retirement plans (IRAs); simplified employee pensions (SEPs); 401(k) plans; qualified corporate pension and profit-sharing plans (for employees); 403(b) plans and other tax-deferred investment plans (for employees of public school systems and certain types of charitable organizations); and other qualified retirement plans. Please contact Shareholder Services at (877) 764-3863 for information regarding opening an IRA or other retirement account. Please consult with an attorney or tax advisor regarding these plans. The advisor has chosen to pay the custodial fees for IRAs. However, the Funds reserve the right to charge shareholders for this service in the future.

Other Purchase Information

Each Fund may limit the amount of purchases and refuse to sell shares to any person. If your check or wire does not clear, you will be responsible for any loss incurred by a Fund. You may be prohibited or restricted from making future purchases in such Fund. Checks must be made payable to the Fund in which you wish to invest. Each Fund and its transfer agent may refuse any purchase order for any reason. Cash, third party checks (except for properly endorsed IRA rollover checks), counter checks, starter checks, traveler’s checks, money orders (other than money orders issued by a bank), credit card checks, and checks drawn on non-U.S. financial institutions will not be accepted. Cashier’s checks, bank official checks, and bank money orders may be accepted in amounts greater than $10,000. In such cases, a fifteen (15) business day hold will be applied to the funds (which means that you may not redeem your shares until the holding period has expired).

Each Fund has authorized certain broker-dealers and other financial institutions (including their designated intermediaries) to accept on its behalf purchase and sell orders. A Fund is deemed to have received an order when the authorized person or designee accepts the order, and the order is processed at the net asset value next calculated thereafter. It is the responsibility of the broker-dealer or other financial institution to transmit orders promptly to the Fund’s transfer agent.

HOW TO EXCHANGE SHARES

You may exchange your shares of a Fund for shares of the other Fund. In general, the same rules and procedures that apply to sales and purchases apply to exchanges. You may call Shareholder Services at (877) 764-3863 to exchange shares. An exchange may also be made by written request signed by all registered owners of the account mailed to the address listed above. Additionally, if you already have an existing account with both Funds, you may do exchanges online at the Funds’ website (www.smifund.com).

An exchange is made by selling shares of one Fund and using the proceeds to buy shares of the other Fund, with the NAV for the sale and the purchase calculated for each Fund as described in the prospectus under “Determination of Net Asset Value.” An exchange results in a sale of shares for federal income tax purposes. If you make use of the exchange privilege, you may realize either a long-term or short-term capital gain or loss on the shares sold.

Requests for exchanges will be processed at the next calculated NAV after receipt of the request (i.e., prior to close of trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time)). Before making an exchange, you should consider the investment objective of the Fund to be purchased. If your exchange creates a new account, you must satisfy the requirements of the Fund in which shares are being purchased. You may make an exchange to a new account or an existing account; however, the account ownership must be identical. Exchanges may be made only in states where an exchange may legally be made. The Funds reserve the right to terminate or modify the exchange privilege at any time.

HOW TO REDEEM SHARES

You may receive redemption payments by check or federal wire transfer. The proceeds may be more or less than the purchase price of your shares, depending on the market value of the applicable Fund’s securities at the time of your redemption. A wire transfer fee of $15 is charged to defray custodial charges for redemptions paid by wire transfer. This fee is subject to change. Any charges for wire redemptions will be deducted from your account by redemption of shares. The Funds do not intend to redeem shares in any form except cash. However, if the amount you are redeeming is over the lesser of $250,000 or 1% of a Fund’s net asset value, the Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund. If you redeem your shares through a broker-dealer or other institution, you may be charged a fee by that institution.

By Mail - You may redeem any part of your account in a Fund at no charge by mail. Your request should be addressed to:

U.S. Mail:

Sound Mind Investing Funds
c/o Unified Fund Services, Inc.
P.O. Box 6110
Indianapolis, Indiana 46206-6110

Overnight:

Sound Mind Investing Funds
c/o Unified Fund Services, Inc.
2960 North Meridian Street, Suite 300
Indianapolis, Indiana 46208

Your request for a redemption must include your letter of instruction, including the Fund name, account number, account name(s), the address, and the dollar amount or number of shares you wish to redeem. Requests to sell shares that are received in good order are processed at the net asset value next calculated after a Fund receives your order in proper form. To be in proper order, your request must be signed by all registered share owner(s) in the exact name(s) and any special capacity in which they are registered. The Funds may require that signatures be guaranteed if you request the redemption check be made payable to any person other than the shareholder(s) of record or mailed to an address other than the address of record, or if the mailing address has been changed within 30 days of the redemption request. The Funds may also require a signature guarantee for redemptions of $25,000 or more. Signature guarantees are for the protection of shareholders. All documentation requiring a signature guarantee stamp must utilize a New Technology Medallion stamp, generally available from the bank where you maintain a checking or savings account. You can obtain a signature guarantee from most banks and securities dealers, but not from a notary public. Please call Shareholder Services at (877) 764-3863 if you have questions. At the discretion of a Fund or its transfer agent, you may be required to furnish additional legal documents to insure proper authorization.

By Telephone - You may redeem any part of your account in a Fund by calling Shareholder Services at (877) 764-3863. You must first complete the Optional Telephone Redemption and Exchange section of the investment application to institute this option. The Funds, the transfer agent and custodian are not liable for following redemption instructions communicated by telephone to the extent that they reasonably believe the telephone instructions to be genuine. However, if they do not employ reasonable procedures to confirm that telephone instructions are genuine, they may be liable for any losses due to unauthorized or fraudulent instructions. Procedures employed may include recording telephone instructions and requiring a form of personal identification from the caller.

The Funds or the transfer agent may terminate the telephone redemption procedures at any time. During periods of extreme market activity, it is possible that shareholders may encounter some difficulty in telephoning a Fund, although neither the Funds nor the transfer agent have ever experienced difficulties in receiving and in a timely fashion responding to telephone requests for redemptions. If you are unable to reach a Fund by telephone, you may request a redemption by mail.

By Online Access – You may redeem any part of your account in a Fund by visiting the Funds’ website (www.smifund.com).

Funds’ Policy on Market Timing - The Funds discourage market timing. Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short-term market movements. Market timing may result in dilution of the value of a Fund’s shares held by long term shareholders, disrupt portfolio management and increase Fund expenses for all shareholders. The Board of Trustees has adopted a policy directing each Fund to reject any purchase order with respect to any investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of a Fund that indicates market timing or trading that it determines is abusive. This policy generally applies to all shareholders of the Funds. The Board of Trustees also has adopted a redemption policy to discourage short term traders and/or market timers from investing in the Funds. A 2.00% short-term redemption fee will be assessed by a Fund against investment proceeds withdrawn within 90 calendar days of investment. Fund shares received from reinvested distributions or capital gains are not subject to the redemption fee. After excluding any shares that are associated with reinvested distributions from the redemption fee calculation, the Funds use a “first-in, first-out” method to determine the 90-day holding period. Thus, if you bought shares on different days, the shares purchased first will be redeemed first for purposes of determining whether the redemption fee applies. The proceeds collected from redemption fees will be retained by the applicable Fund for the benefit of existing shareholders.

If you invest in a Fund through a bank, broker-dealer, 401(k) plan, financial advisor or financial supermarket (“Financial Intermediary”), the Financial Intermediary may, in lieu of charging the redemption fee set forth in this Prospectus, enforce its own market timing policy. “Omnibus accounts” that include multiple customers of the Financial Intermediary also will be exempt from the redemption fee if the Financial Intermediary does not track and/or process redemption fees. Additionally, the transfer of shares from one retirement account to another, accounts participating in a wrap fee program and redemptions caused by decisions of employer-sponsored retirement plans may be exempt from the redemption fee. Redemption fees may be waived for mandatory retirement withdrawals, systematic withdrawals, redemptions made to pay for various administrative fees and, at the sole discretion of the Funds’ advisor, due to changes in an investor’s circumstances, such as death. No exceptions will be granted to persons believed to be “market-timers.”

While both Funds attempt to deter market timing, there is no assurance that either Fund will be able to identify and eliminate all market timers. For example, certain accounts called “omnibus accounts” include multiple shareholders. Despite a Fund’s efforts to detect and prevent abusive trading activities, it may be difficult to identify such activity in certain omnibus accounts traded through a financial intermediary. Omnibus accounts typically provide a Fund with a net purchase or redemption request on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated is not known by a Fund. Consequently, a Fund may not have knowledge of the identity of investors and their transactions. The netting effect often makes it more difficult to apply redemption fees, and there can be no assurance that either Fund will be able to apply the fee to such accounts in an effective manner. Under a federal rule, each Fund is required to have an agreement with many of its financial intermediaries obligating the financial intermediaries to provide, upon the Fund’s request, information regarding their customers and their transactions in the Fund. However, there can be no guarantee that all excessive, short-term or other abusive trading activities will be detected, even with such an agreement in place. Certain financial intermediaries, in particular retirement plan sponsors and administrators, may have less restrictive policies regarding short-term trading. In addition to the redemption fee, each Fund reserves the right to reject any purchase order for any reason, including purchase orders that it does not think are in the best interest of the Fund or its shareholders, or if the Fund thinks that trading is abusive. The Funds have not entered into any arrangements with any person to permit frequent purchases and redemptions of their shares.

Additional Information - If you are not certain of the requirements for a redemption please call Shareholder Services at (877) 764-3863. Redemptions specifying a certain date or share price cannot be accepted and will be returned. You will be mailed the proceeds on or before the fifth business day following the redemption. However, payment for redemption made against shares purchased by check will be made only after the check has been collected, which normally may take up to fifteen calendar days. Also, when the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances (as determined by the Securities and Exchange Commission) the Funds may suspend redemptions or postpone payment dates. You may be assessed a fee if a Fund incurs bank charges because you direct the Fund to re-issue a redemption check.

Redemption proceeds sent by check by a Fund and not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. Redemption proceeds that are reinvested are subject to market risk like any other investment in a Fund.

Because the Funds incur certain fixed costs in maintaining shareholder accounts, a Fund may require you to redeem all of your shares in the Fund on 30 days’ written notice if the value of your shares in the Fund is less than $1,000 due to redemptions, or such other minimum amount as the Fund may determine from time to time. You may increase the value of your shares in the Fund to the minimum amount within the 30-day period. All shares of each Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or capital loss which may have tax consequences about which you should consult your tax advisor.

DETERMINATION OF NET ASSET VALUE

The price you pay for your shares is based on the applicable Fund’s net asset value per share (NAV). The NAV is calculated at the close of trading (normally 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for business (the Stock Exchange is closed on weekends, Federal holidays and Good Friday). The NAV is calculated by dividing the value of a Fund’s total assets (including interest and dividends accrued but not yet received) minus liabilities (including accrued expenses) by the total number of shares outstanding. Requests to purchase and sell shares are processed at the NAV next calculated after a Fund receives your order in proper form.

Each Fund’s assets generally are valued at their market value. If market quotations are not readily available, or if an event occurs after the close of the trading market but before the calculation of a Fund’s NAV that materially affects the value, the security will be valued by the Fund’s advisor at a fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the advisor according to procedures approved by the Board of Trustees. Fair valuation also is permitted if, in the advisor’s opinion, the validity of market quotations appears to be questionable based on factors such as evidence of a thin market in the security based on a small number of quotations, a significant event occurs after the close of a market but before the Fund’s NAV calculation that may affect a security’s value, or the advisor is aware of any other data that calls into question the reliability of market quotations. For example, an underlying fund in which a Fund invests may fail to calculate its NAV as of the NYSE close. Also, investments in derivatives, such as futures contracts and options on futures contracts, are more likely to trigger fair valuation than investments in other securities. Without fair valuation, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund’s NAV by short-term traders or that a Fund will realize fair valuation upon the sale of a security.

DIVIDENDS, DISTRIBUTIONS AND TAXES

Dividends and Distributions. Each Fund typically distributes to its shareholders as dividends substantially all of its net investment income and any realized net capital gains. These distributions are automatically reinvested in the applicable Fund unless you request cash distributions on your application or through a written request to the Fund. Each Fund expects that its distributions will consist primarily of net realized capital gains. Each Fund declares and pays dividends at least annually.

Taxes. Net investment income distributed by a Fund generally will consist of interest income, if any, and dividends received on investments, less expenses. The dividends you receive, whether or not reinvested, will be taxed as ordinary income except as discussed below (including in the table).

Each Fund will typically distribute net realized capital gains to its shareholders once a year. Capital gains are generated when a Fund sells its capital assets for a profit. Capital gains are taxed differently depending on how long the Fund has held the capital asset sold. Distributions of gains recognized on the sale of capital assets held for one year or less are taxed at ordinary income rates; distributions of gains recognized on the sale of capital assets held longer than one year are taxed at long-term capital gains rates regardless of how long you have held your shares. If a Fund distributes an amount exceeding its income and gains, this excess will generally be treated as a non-taxable return of capital. Special rules govern the treatment of certain gains from hedging strategies which may result in only a portion of any such gains being taxed at long-term capital gains rates.

Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by a Fund automatically will be invested in additional shares of the Fund. Alternatively, you may elect to have: (1) dividends paid to you in cash and the amount of any capital gain distributions reinvested; or (2) the full amount of any dividends and capital gain distributions paid to you in cash. Each Fund will send dividends and capital gain distributions elected to be received as cash to the address of record or bank of record on the applicable account. Your distribution option will automatically be converted to having all dividends and other distributions reinvested in additional shares if any of the following occur:

•	Postal or other delivery service is unable to deliver checks to the address of record;
•	Dividends and capital gain distributions are not cashed within 180 days; or
•	Bank account of record is no longer valid.

Dividends and capital gain distribution checks issued by a Fund which are not cashed within 180 days will be reinvested in the applicable Fund at the current day’s NAV. When reinvested those amounts are subject to market risk like any other investment in a Fund.

You may want to avoid making a substantial investment when a Fund is about to make a taxable distribution because you would be responsible for any taxes on the distribution regardless of how long you have owned your shares.

Selling shares (including redemptions) and receiving distributions (whether reinvested or taken in cash) usually are taxable events to a Fund’s shareholders. These transactions typically create the following tax liabilities for taxable accounts:

Summary of Certain Federal Income Tax Consequences for Taxable Accounts

The following discussion reflects the enactment of the Jobs and Growth Tax Relief Reconciliation Act of 2003 and the Tax Increase Prevention and Reconciliation Act of 2005 (collectively, the “Tax Acts”).

Type of Transaction	Tax Status

Qualified dividend income	Generally maximum 15% on non-corporate taxpayers

Net short-term capital gain distributions	Ordinary income rate

Net long-term capital gain distributions	Generally maximum 15% on non-corporate taxpayers*

Sales of shares (including redemptions) owned more than one year	Gains taxed at generally maximum 15% on non-corporate taxpayers*

Sales of shares(including redemptions) owned for one year or less	Gains are taxed at the same rate as ordinary income; losses are subject to special rules
*For gains realized between May 6, 2003 and December 31, 2010

Under the Tax Acts, effective for taxable years after December 31, 2002 through December 31, 2010, designated income dividends paid by a Fund to non-corporate shareholders generally will qualify for a maximum federal income tax rate of 15% to the extent such income dividends are attributable to qualified dividend income from the Fund’s investment in common and preferred stock of U.S. and foreign corporations, provided that certain holding period and other requirements are met. However, to the extent that a Fund has ordinary income from investments in debt securities, for example, such as interest income, income dividends paid by the Fund and attributable to that income will not qualify for the reduced tax rate.

If shares of a Fund are purchased within 30 days before or after redeeming other shares of the Fund at a loss, all or a portion of that loss will not be deductible and will increase the basis of the newly purchased shares. If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be a long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on the shares.

If you are a non-corporate shareholder and if a Fund does not have your correct social security or other taxpayer identification number, federal law requires us to withhold and pay to the Internal Revenue Service 28% of your distributions and sales proceeds. If you are subject to back up withholding, we also will withhold and pay to the IRS 28% of your distributions (under current law). Any tax withheld may be applied against the tax liability on your federal income tax return.

Because your tax situation is unique, you should consult your tax professional about federal, state and local tax consequences.

MANAGEMENT OF THE FUNDS

Investment Advisor

SMI Advisory Services, LLC, 422 Washington Street, Columbus, IN 47201, serves as the advisor to the Funds. The advisor has overall supervisory management responsibility for the general management and investment of each Fund’s portfolio. The advisor sets each Fund’s overall investment strategies, identifies securities for investment, determines when securities should be purchased or sold, selects brokers or dealers to execute transactions for each Fund’s portfolio and votes any proxies solicited by portfolio companies.

The advisor is a joint venture between Omnium Investment Company, LLC, and Marathon Partners, LLC. Omnium was formed in 2005 by Anthony Ayers and Eric Collier, each a Portfolio Manager of the Funds, and other senior managers of Omnium. Marathon Partners was formed in 2005 by Mark Biller, Senior Portfolio Manager of the Funds, Austin Pryor and other managers of Sound Mind Investing, a Christian non-denominational financial newsletter. Mr. Pryor is the publisher, and Mr. Biller is the Executive Editor of Sound Mind Investing.

Each Fund is authorized to pay the advisor a fee based on the Fund’s average daily net assets as follows:

Fund Assets	Management Fee
$1 - $250 million	1.00%
$250,000,001 to $500 million	0.90%
Over $500 million	0.80%

The advisor contractually has agreed to waive its management fee and/or reimburse certain operating expenses, but only to the extent necessary so that each Fund’s net operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as fees and expenses of acquired funds), do not exceed 1.50% of the Fund’s average daily net assets. The contractual arrangement for each Fund is in place through February 28, 2009. Each waiver or reimbursement by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular expense or reimbursement was incurred; provided that such Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The SMI Fund’s annual report to shareholders for the period ended October 31, 2007 contains information about the factors that the Board of Trustees considered in renewing that Fund’s management agreement. The SMI Managed Volatility Fund’s semi-annual report to shareholders for the period ended April 30, 2007 contains information about the factors that the Board of Trustees considered in approving its management agreement.

If you invest in a Fund through an investment advisor, bank, broker-dealer, 401(k) plan, trust company or other financial intermediary, the policies and fees for transacting business may be different than those described in this Prospectus. Some financial intermediaries may charge transaction fees and may set different minimum investments or limitations on buying or selling shares. Some financial intermediaries do not charge a direct transaction fee, but instead charge a fee for services such as sub-transfer agency, accounting and/or shareholder services that the financial intermediary provides on a Fund’s behalf. This fee may be based on the number of accounts or may be a percentage of the average value of the Fund’s shareholder accounts for which the financial intermediary provides services. A Fund may pay a portion of this fee, which is intended to compensate the financial intermediary for providing the same services that would otherwise be provided by the Fund’s transfer agent or other service providers if the shares were purchased directly from the Fund. To the extent that these fees are not paid by the Fund, the advisor may pay a fee to financial intermediaries for such services.

To the extent that the advisor, not the Funds, pays a fee to a financial intermediary for distribution or shareholder servicing, the advisor may consider a number of factors in determining the amount of payment associated with such services, including the amount of sales, assets invested in the Funds and the nature of the services provided by the financial intermediary. Although neither the Funds nor the advisor pays for the Funds to be included in a financial intermediary’s “preferred list” or other promotional program, some financial intermediaries that receive compensation as described above may have such programs in which the Funds may be included. Financial intermediaries that receive these types of payments may have a conflict of interest in recommending or selling the Funds’ shares rather than other mutual funds, particularly where such payments exceed those associated with other funds. Each Fund may from time to time purchase securities issued by financial intermediaries that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

Portfolio Managers. The advisor’s investment team responsible for managing the day-to-day investment operations of each Fund consists of the following portfolio managers.

•    Mark Biller, Senior Portfolio Manager. Mr. Biller has ultimate decision-making authority regarding all portfolio decisions and trading practices of each Fund. His duties involve researching and selecting the underlying funds in which the Funds invest, upgrading each Fund’s investments in underlying funds and determining the overall allocation among style categories, and implementing the SMI Managed Volatility Fund’s hedging strategy. In addition to his duties at the advisor, Mr. Biller is the Executive Editor of the Sound Mind Investing newsletter. He joined Sound Mind Investing in January 2000 and he is responsible for co-managing the newsletter and its online business. Mr. Biller’s writings on a broad range of financial and investment topics have been featured in a variety of national print and electronic media, and he has also appeared as a financial commentator for various national and local radio programs. The Sound Mind Investing newsletter was first published in 1990 and currently has over 12,000 subscribers. Since it was first published over 18 years ago, the newsletter has provided recommendations to tens of thousands of subscribers using a variety of investment strategies, including the fund upgrading strategy that is used by the Funds. Sound Mind Investing does not manage accounts for readers and readers independently make their own determinations whether to accept investment recommendations published in the newsletter. Mr. Biller earned his B.S. in Finance from Oral Roberts University in 1994, and worked for several years in the tax software business before joining Sound Mind Investing.

•         Eric Collier, CFA. Mr. Collier is a co-Portfolio Manager responsible for researching and selecting each Fund’s investments, determining overall allocation among style categories, implementing the SMI Managed Volatility Fund’s hedging strategy, and trading, subject to the ultimate decision-making authority of the Senior Portfolio Manager. In addition to his duties at the advisor, Mr. Collier is a co-founder of Omnium Investment Company, LLC. At Omnium, he conducts analytical and quantitative research, and risk management. Prior to co-founding Omnium, Mr. Collier worked at Oxford Group, Ltd, a fee-only financial services firm. At Oxford Group, Mr. Collier provided investment advice to several high net-worth individuals concentrating on investment and financial planning strategies. Prior to that Mr. Collier was an Investment Analyst and Registered Investment Advisor Representative for Webb Financial Advisors, an investment advisory firm, from 1997 to 2000, where he was responsible for due diligence and manager selection on large cap growth and value securities, small cap growth and value securities, international cap securities, and fixed income securities. Mr. Collier graduated from Indiana University with a B.S. in Finance in 1998. He also studied at the University of Maastricht in the Netherlands through the International Business Program at Indiana University. He has received the Chartered Financial Analyst (“CFA”) designation, and he is a member of the CFA Institute (formerly the Association for Investment Management and Research (“AIMR”)) and a member of the Investment Management Association of Indianapolis.

•         Anthony Ayers, CFA. Mr. Ayers is a Co-Portfolio Manager responsible for researching and selecting each Fund’s investments, determining overall allocation among style categories, implementing the SMI Managed Volatility Fund’s hedging strategy, and trading, subject to the ultimate decision-making authority of the Senior Portfolio Manager. In addition to his duties at the advisor, Mr. Ayers is a co-founder of Omnium Investment Company, LLC. At Omnium, he also conducts analytical and quantitative research, and risk management. Mr. Ayers helped develop the advisor’s risk management procedures and a proprietary daily risk management reporting system. Prior to co-founding Omnium, Mr. Ayers was an Investment Analyst at Oxford Group, Ltd., where he was responsible for performing manager searches and due diligence on various mutual fund portfolio managers specializing in large capitalized growth and value securities, small capitalized growth and value securities, international capitalized securities, and fixed income securities. Prior to that Mr. Ayers was a Senior Investment Representative for Charles Schwab, where he assisted high net-worth clients with developing and trading complex option strategies, hedging concentrated portfolios, constructing diversified investment portfolios, risk management, and making individual stock and mutual fund recommendations. Mr. Ayers graduated from Indiana University with a B.S. in Finance in 1996, and he is a CFA charter holder.

The Funds’ Statement of Additional Information provides additional information about the portfolio managers, including a description of compensation, other accounts managed, and ownership of the Funds’ shares.

FINANCIAL HIGHLIGHTS

The following tables are intended to help you better understand the financial performance of each Fund since its inception. Certain information reflects financial results for a single share. Total return represents the rate you would have earned (or lost) on an investment in each Fund, assuming reinvestment of all dividends and distributions. The information was audited by Cohen Fund Audit Services, Ltd., whose report, along with each Fund’s financial statements, is included in the Funds’ Annual Report to Shareholders, which is available upon request without charge.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)	The Sound Mind Investing Managed Volatility Fund

	Period Ended
	October 31, 2007	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.00

Income from investment operations:
Net investment (loss) (b)	(0.08)
Net realized and unrealized gain	1.92
Total from investment operations	1.84

Paid in capital from redemption fees	0.01

Net asset value, end of period	$ 11.85

Total Return (c)	18.50%	(d)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 28,855
Ratio of expenses to average net assets (e)	1.50%	(f) (g)
Ratio of expenses to average net assets
before waiver and reimbursement (e)	1.92%	(f)
Ratio of net investment income to
average net assets (b) (e)	(1.12)%	(f) (h)
Ratio of net investment income to
average net assets before waiver and reimbursement (b) (e)	(1.54)%	(f)
Portfolio turnover rate	118.04%
(a) For the period December 29, 2006 (the date the Fund commenced operations) through October 31, 2007.
(b) Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(c) Total return in the above table represents the rate that the investor would have earned on an investment in the Fund, assuming reinvestment of dividends.
(d) Not annualized.
(e) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(f) Annualized.
(g) This ratio is 1.47% net of the other expenses refunded by the underlying Funds in which the Fund invests.
(h) This ratio is presented net of the other expenses refunded by the underlying Funds in which the Fund invests.

The Sound Mind Investing Funds
Financial Highlights
(For a share outstanding during the period)	The Sound Mind Investing Fund

	Year ended		Period Ended
	October 31, 2007		October 31, 2006	(a)

Selected Per Share Data:
Net asset value, beginning of period	$ 10.91		$ 10.00

Income from investment operations:
Net investment income (loss) (b)	0.05		(0.05)
Net realized and unrealized gain	3.00		0.96
Total from investment operations	3.05		0.91

Less Distributions to Shareholders:
From net investment income	(0.09)		-	(c)
Total distributions	(0.09)		-

Paid in capital from redemption fees (d)	-		-

Net asset value, end of year	$ 13.87		$ 10.91

Total Return (e)	28.13%		9.14%	(f)

Ratios and Supplemental Data:
Net assets, end of period (000)	$ 247,411		$ 166,134
Ratio of expenses to average net assets (g)	1.25%	(h)	1.43%	(j)
Ratio of net investment income (loss) to
average net assets (b) (g)	0.37%	(i)	(0.82)%	(j)
Portfolio turnover rate	115.48%		177.47%

(a) For the period December 2, 2005 (the date the Fund commenced operations) through October 31, 2006.

(b) Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.

(c) Distributions to shareholders resulted in less than $0.005 per share. See Note 7 in the Notes to the Financial Statements.

(d) Redemption fees resulted in less than $0.005 per share.

(e) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends.

(f) Not annualized.

(g) These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.

(h) This ratio is 1.22% net of the other expenses refunded by the underlying Funds in which the Fund invests.

(i) This ratio is presented net of the other expenses refunded by the underlying Funds in which the Fund invests.

(j) Annualized.

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Categories of Information the Funds Collect. The Funds collect the following nonpublic personal information about you:

•	Information the Funds receive from you on applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, and date of birth); and

•	Information about your transactions with the Funds, their affiliates, or others (such as your account number and balance, payment history, cost basis information, and other financial information).

Categories of Information the Funds Disclose. The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Funds are permitted by law to disclose all of the information they collect, as described above, to service providers (such as the Funds’ custodian, administrator, transfer agent, accountant and legal counsel) to process your transactions and otherwise provide services to you.

Disposal of Information. The Funds, through their transfer agent, have taken steps to reasonably ensure that the privacy of your nonpublic personal information is maintained at all times, including in connection with the disposal of information that is no longer required to be maintained by the Funds. Such steps shall include whenever possible, shredding paper documents and records prior to disposal, requiring off-site storage vendors to shred documents maintained in such locations prior to disposal, and erasing and/or obliterating any data contained on electronic media in such a manner that the information can no longer be read or reconstructed.

Confidentiality and Security. The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

FOR MORE INFORMATION

You can find additional information about the Funds in the following documents:

Annual and Semi-Annual Reports: While the Prospectus describes each Fund’s potential investments, the Annual and Semi-Annual Reports detail each Fund’s actual investments as of their report dates. The reports may also include a discussion by the Funds’ management of recent market conditions, economic trends, and investment strategies that significantly affected a Fund’s performance during the reporting period.

Statement of Additional Information (SAI): The SAI supplements the Prospectus and contains detailed information about the Funds and their investment restrictions, risks and policies and operations, including the Funds’ policies and procedures relating to the disclosure of portfolio holdings by the Funds’ affiliates. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this prospectus by reference, which means it is considered part of this Prospectus.

You can get free copies of the current SAI and the Funds’ Annual and Semi-Annual Reports by contacting Shareholder Services at (877) 764-3863. You may also request other information about the Funds and make shareholder inquiries. Alternatively, the Funds’ SAI and Annual and Semi-Annual Reports to Shareholders also will be made available, free of charge, at the Funds’ web site at www.smifund.com.

You may review and copy information about the Funds (including the SAI and other reports) at the Securities and Exchange Commission (“SEC”) Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also obtain reports and other information about the Funds on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0109.

Investment Company Act #811-21237

SOUND MIND INVESTING FUND

SOUND MIND INVESTING MANAGED VOLATILITY FUND

Statement of Additional Information

February 29, 2008

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus of the Sound Mind Funds dated February 29, 2008. This SAI incorporates by reference the annual report to shareholders of the Sound Mind Funds for the fiscal year ended October 31, 2007. A free copy of the prospectus or annual report can be obtained by writing the transfer agent at Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, or by calling Shareholder Services at (877) 764-3863.

DESCRIPTION OF THE TRUST AND FUNDS

The Sound Mind Investing Fund (“SMI Fund”) and Sound Mind Investing Managed Volatility Fund (“SMI Managed Volatility Fund”)(each a “Fund” and collectively, the “Funds”) were each organized as a diversified series of Unified Series Trust (the “Trust”). The SMI Fund was organized on August 29, 2005 and commenced operations on December 2, 2005. The SMI Managed Volatility Fund was organized on November 13, 2006 and commenced operations on December 29, 2006. The Trust is an open-end investment company established under the laws of Ohio by an Agreement and Declaration of Trust dated October 17, 2002 (the “Trust Agreement”). The Trust Agreement permits the Trustees to issue an unlimited number of shares of beneficial interest of separate series without par value. Each Fund is one of a series of funds currently authorized by the Trustees. The investment advisor to the Funds is SMI Advisory Services, LLC (the “Advisor”).

The Funds do not issue share certificates. All shares are held in non-certificate form registered on the books of each Fund and the Fund’s transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series with each other share of that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. Each share has the same voting and other rights and preferences as any other shares of any series of the Trust with respect to matters that affect the Trust as a whole. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of shares of any other series are in no way affected. Each Fund currently offers one class of shares, and may offer additional classes of shares in the future.

In case of any liquidation of a series, the holders of shares of the series being liquidated will be entitled to receive as a class a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares of each Fund have equal voting rights and liquidation rights. The Trust Agreement can be amended by the Trustees, except that certain amendments that could adversely affect the rights of shareholders must be approved by the shareholders affected. All shares of a Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. In such event, the Board may close the Fund with notice to shareholders but without having to obtain shareholder approval. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax advisor.

For information concerning the purchase and redemption of shares of each Fund, see “How to Buy Shares” and “How to Redeem Shares” in the Funds’ prospectus. For a description of the methods used to determine the share price and value of each Fund’s assets, see “Determination of Net Asset Value” in the Funds’ prospectus and this SAI.

Each Fund may authorize one or more brokers or other intermediaries (an “Intermediary”) to receive on its behalf purchase and redemption orders. Such Intermediaries would be authorized to designate others to receive purchase and redemption orders on the Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized Intermediary or, if applicable, its authorized designee, receives the order.

Customer orders will be priced at the applicable Fund’s net asset value next computed after they are received by an authorized Intermediary and accepted by the Fund. The performance of each Fund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of each Fund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. The Funds’ annual report will contain additional performance information and will be made available to investors upon request and without charge.

ADDITIONAL INFORMATION ABOUT FUND INVESTMENTS AND RISK CONSIDERATIONS

This section contains additional information regarding some of the investments the Funds may make and some of the techniques they may use.

A.        Investment Company Securities. Subject to the restrictions and limitations of the Investment Company Act of 1940, as amended (the “1940 Act”) and any SEC exemptive orders thereunder, each Fund will invest primarily in the securities of other investment companies (underlying funds). Each Fund may invest in other mutual funds, money market funds, and exchange-traded funds (“ETFs”), including ETFs that hold a portfolio of securities which closely tracks the price performance and/or dividend yield of various indices, and other closed-end funds. When a Fund invests in other investment companies, it will indirectly bear its proportionate share of any fees and expenses payable directly by the investment company. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative.

Popular ETFs include SPDRs, DIAMONDS and QQQQs. SPDRs are S&P Depositary Receipts that represent ownership in the SPDR Trust, a unit investment trust that holds a portfolio of securities that closely tracks the price performance and dividend yield of the S&P 500 Composite Price Index. SPDRs trade on the American Stock Exchange under the symbol SPY. A MidCap SPDR is similar to a SPDR except that it tracks the performance of the S&P MidCap 400 Index and trades on the American Stock Exchange under the symbol MDY. DIAMONDS represent ownership in the DIAMONDS Trust, a unit investment trust that serves as an index to the Dow Jones Industrial Average (the “Dow”) in that its holding consists of the 30 component stocks of the Dow. DIAMONDS trade on the American Stock Exchange under the symbol DIA. QQQQs (NASDAQ-100 Index Tracking Stock) represent ownership in the NASDAQ-100 Trust, a unit investment trust that attempts to closely track the price and yield performance of the NASDAQ 100 Index by holding shares of all the companies in the Index. QQQQs trade on the American Stock Exchange under the symbol QQQQ. Exchange-traded products also include iShares, HOLDRs, Fidelity Select Portfolios, Select Sector SPDRs, Fortune e-50, Fortune 500, streetTRACKS and Vanguard ETFs.

Each Fund may also invest in various sector ETFs such as the Basic Industries Select Sector Index, Consumer Services Select Sector Index, Consumer Staples Select Sector Index, Cyclical/Transportation Select Sector Index, Energy Select Sector Index, Financial Select Sector Index, Industrial Select Sector Index, Technology Select Sector Index, Utilities Select Sector Index. Additionally, the Funds may invest in new exchange-traded shares as they become available.

The Investment Company Act of 1940 (the “1940 Act”) restricts investments by registered investment companies, such as the Fund, in the securities of other investment companies, including ETFs.  However, pursuant to exemptive orders issued by the Securities and Exchange Commission to various ETF sponsors, the Fund is permitted to invest in these ETFs beyond the limits set forth in the 1940 Act subject to certain terms and conditions set forth in the applicable exemptive order, including a condition that the Fund enter into an agreement with the relevant ETF prior to investing beyond the 1940 Act’s limits.

B.        Equity Securities. Each Fund invests primarily in other investment companies that primarily hold a portfolio of equity securities. Equity securities are common stocks, preferred stocks, convertible preferred stocks, convertible debentures, American Depositary Receipts, rights and warrants. Convertible preferred stock is preferred stock that can be converted into common stock pursuant to its terms. Convertible debentures are debt instruments that can be converted into common stock pursuant to their terms. Warrants are options to purchase equity securities at a specified price valid for a specific time period. Rights are similar to warrants, but normally have shorter durations.

C.        Fixed Income Securities. Each Fund may invest in other investment companies that hold a portfolio of fixed income securities. Fixed income securities include corporate debt securities, high yield debt securities, convertible debt securities, municipal securities, U.S. government securities, mortgage-backed securities, asset-backed securities, zero coupon bonds, financial industry obligations, repurchase agreements, and participation interests in such securities. Preferred stock and certain common stock equivalents may also be considered to be fixed income securities. Fixed income securities are generally considered to be interest rate sensitive, which means that their value will generally decrease when interest rates rise and increase when interest rates fall. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates.

D.        Foreign Securities.

1.         General. To the extent that a Fund invests in foreign investment companies, or in domestic funds that hold portfolios of foreign securities, it will be subject to certain considerations and risks that are not typically associated with investing in underlying funds that invest solely in domestic securities. There may be less publicly available information about a foreign issuer than a domestic one, and foreign companies are not generally subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of foreign securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by foreign issuers may be subject to withholding and other foreign taxes, which may decrease the net return on such investments as compared to dividends and interest paid to the Fund by domestic companies or the U.S. government. There may be the possibility of expropriations, seizure or nationalization of foreign deposits, confiscatory taxation, political, economic or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries. Finally, the establishment of exchange controls or other foreign governmental laws or restrictions could adversely affect the payment of obligations.

2.         Emerging Markets Securities. Each Fund may purchase ETFs that invest in, or other investment companies that invest and/or are located in, emerging markets. To the extent a Fund invests in such securities, the Fund could be subject to greater risks because the Fund’s performance may depend on issues other than the performance of a particular closed-end fund.

Investing in emerging market securities imposes risks different from, or greater than, risks of investing in foreign developed countries. These risks include: smaller market capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales; future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Additional risks of emerging markets securities may include: greater social, economic and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security. Such a delay could result in possible liability to a purchaser of the security.

E.        Derivatives. The SMI Managed Volatility Fund may enter into various derivative transactions in an attempt to decrease the Fund’s exposure to general equity market risks, including transactions in futures contracts on equity indices, short-selling ETF shares or options on ETF shares. The SMI Fund may purchase and sell call and put options on securities indices.

1.         Futures on Indices. The SMI Managed Volatility Fund will engage in transactions involving futures contracts on indices. An index futures contract is an agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index futures contract was originally written. Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. A futures contract may be satisfied by delivery or purchase, as the case may be, of the instrument or by payment of the change in the cash value of the index. The SMI Managed Volatility Fund’s futures contracts generally will be satisfied by payment of the change in the cash value of the related index (that is, cash-settled). Although the value of an index might be a function of the value of certain specified securities, no physical delivery of those securities will be required to close out the position if it is cash-settled. From time to time, however, the Advisor may elect to close out the Fund’s position in a particular futures contract by entering into an offsetting transaction in a matching futures contract. If the offsetting purchase price (including the related transaction costs) is less than the original sale price of the existing futures contract, the Fund will realize a gain; if it is more, the Fund will realize a loss. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

No price is paid by the SMI Managed Volatility Fund upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit in a segregated account with its custodian, in the name of the futures broker through whom the transaction was effected, “initial margin” consisting of cash and/or other appropriate liquid assets in an amount generally equal to 10% or less of the contract value. Unlike margin in securities transactions, initial margin on futures contracts does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures broker daily as the value of the futures position varies, a process known as “marking to market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures broker. When the SMI Managed Volatility Fund purchases or sells a futures contract, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous. Positions in futures may be closed only on an exchange or board of trade that provides a secondary market. The SMI Managed Volatility Fund intends to enter into futures transactions only on exchanges or boards of trade where there appears to be a liquid secondary market. However, there can be no assurance that such a market will exist for a particular contract at a particular time.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions. If the maximum permissible price movement is achieved on any trading day, no more trades may be executed above (or below, if the price has moved downward) that limit. If the Fund wishes to execute a trade outside the daily permissible price movement, it would be prevented from doing so by exchange rules, and would have to wait for another trading session to execute its transaction.

If the SMI Managed Volatility Fund were unable to liquidate a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or to designate liquid assets on its books and records.

2.         Short-Selling ETF Shares. The SMI Managed Volatility Fund may make short sales of ETF shares. The Fund’s short sales typically will be with respect to ETFs that it does not own, but has identified or made arrangements to acquire in time to satisfy the short sale. From time to time, the Fund also may enter into a short sale transaction with respect to ETF shares that it holds in its portfolio.

If a security sold short increases in price, the SMI Managed Volatility Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. In addition, because the Fund’s loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. By contrast, the Fund’s loss on a long position arises from decreases in the value of the security and is limited by the fact that a security’s value cannot drop below zero. When the Fund short sells ETF shares that it owns (or has the right to obtain), it will set aside ETF shares equivalent in kind and amount to the short sale (or other securities exchangeable into such ETF shares) and will hold such securities while the short sale is outstanding. The Fund will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing such short sales. Until the Fund replaces any borrowed security, it is required to maintain a segregated account of cash or highly liquid securities with a broker or custodian to cover the Fund’s short position. Securities held in a segregated account cannot be sold while the position they are covering is outstanding, unless they are replaced with similar securities. As a result, there is the possibility that segregation of a large percentage of the Fund’s assets could affect its portfolio management. The Fund also will incur transaction costs, including interest expenses, in connection with opening, maintaining and closing short sales.

3.         Options. Each of the SMI Managed Volatility Fund and the SMI Fund may enter into option transactions. Options transactions in which the SMI Managed Volatility Fund may engage include buying and selling options on ETFs and on securities indices. In contrast, the SMI Fund will mainly purchase and sell options on securities indices. An option involves either (a) the right or the obligation to buy or sell a specific instrument at a specific price until the expiration date of the option, or (b) the right to receive payments or the obligation to make payments representing the difference between the closing price of a market index and the exercise price of the option expressed in dollars times a specified multiple until the expiration date of the option. Options are sold (written) on securities and market indices. The purchaser of an option on a security pays the seller (the writer) a premium for the right granted but is not obligated to buy or sell the underlying security. The purchaser of an option on a market index pays the seller a premium for the right granted, and in return the seller of such an option is obligated to make the payment. Options are traded on organized exchanges and in the over-the-counter market. The use of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

The use of options on ETF shares may provide a less expensive, more expedient or more specifically focused way to invest than a direct investment in the underlying ETF. If successful as a hedging strategy, the option transaction can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the underlying ETF being hedged. However, in the case of call options, such strategy can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged ETF. To the extent that a hedge matures prior to or after the disposition of the hedged ETF, any gain or loss on the hedge will be realized earlier or later than any offsetting gain or loss on the hedged investment. The Fund may hold an option position until its expiration, or it can close out such a position before then at current value if a liquid secondary market is available. If the Fund cannot close out a position, it may suffer a loss apart from any loss or gain experienced at the time the Fund decided to close the position.

Options on securities indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

4.         Derivative Risks Generally. There are certain risks involved in the use of derivatives as a hedging strategy. For example, there is a risk that the movement in the prices of the index or instrument underlying an option (i.e., the ETF shares) may not correlate perfectly with the movement in the prices of the assets being hedged. The lack of correlation could render a Fund’s hedging strategy unsuccessful and could result in losses. There is a risk that the Advisor could be incorrect in its expectations about the direction or extent of market factors such as interest rate movements. In such a case, the Fund would have been better off without the hedge. In addition, while the principal purpose of hedging is to limit the effects of adverse market movements, the attendant expense may cause the Fund’s return to be less than if hedging had not taken place. The overall effectiveness of hedging, therefore, depends on the expense of hedging and the Advisor’s accuracy in predicting the future changes in securities price movements. In addition, exchanges may establish daily price fluctuation limits for futures contracts and options, and may halt trading if the price of the option or futures contract moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a Fund to enter into new positions or close out existing positions.

INVESTMENT LIMITATIONS

A.       Fundamental. The investment limitations described below have been adopted by the Trust with respect to the Funds and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of a Fund. As used in the prospectus and this SAI, the term “majority of the outstanding shares” of a Fund means the lesser of (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of the Fund. Other investment practices which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation or regulatory policy are considered non-fundamental (“Non-Fundamental”).

1.          Borrowing Money. The Funds will not borrow money, except (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of a Fund’s total assets at the time when the borrowing is made. This limitation does not preclude a Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and repurchase commitments of the Fund pursuant to reverse repurchase transactions.

2.         Senior Securities. The Funds will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

3.         Underwriting. The Funds will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), a Fund may be deemed an underwriter under certain federal securities laws.

4.         Real Estate. The Funds will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities which are secured by or represent interests in real estate. This limitation does not preclude a Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.         Commodities. The Funds will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude a Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies which are engaged in a commodities business or have a significant portion of their assets in commodities.

6.         Loans. The Funds will not make loans to other persons, except (a) by loaning portfolio securities, (b) by engaging in repurchase agreements, or (c) by purchasing nonpublicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

7.         Concentration. Each Fund will not invest 25% or more of its total assets in a particular industry (other than investment companies). This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities or repurchase agreements with respect thereto.

8.         Diversification. With respect to 75% of its total assets, each Fund will not purchase securities issued by any one issuer (other than cash, cash items, or securities issued or guaranteed by the government of the United States or its agencies or instrumentalities) if, as a result at the time of such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of that issuer, or if it would own more than 10% of the outstanding voting securities of that issuer.

With respect to the percentages adopted by the Trust as maximum limitations on each Fund’s investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

B.        Non-Fundamental. The following limitations have been adopted by the Trust with respect to the Funds and are Non-Fundamental (see “Investment Limitations - Fundamental” above).

1.         Pledging. Each Fund will not mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental limitation (1) above. Margin deposits, security interests, liens and collateral arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets for purposes of this limitation.

2.         Margin Purchases. Each Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by a Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investments and techniques.

3.         Illiquid Securities. Each Fund will not invest more than 15% of its net assets in securities that are illiquid or restricted at the time of purchase.

4.         Loans of Portfolio Securities. The Funds will not make loans of portfolio securities.

INVESTMENT ADVISOR

The Advisor is SMI Advisory Services, LLC, 422 Washington Street, Columbus, IN 47201. The Advisor is a joint venture between Omnium Investment Company, LLC, and Marathon Partners, LLC. Omnium Investment Company was formed in 2005 and is managed by Anthony Ayers and Eric Collier. Mr. Ayers and Mr. Collier also own Omnium, LLC, a registered investment advisor that currently has individual, non-discretionary clients only. Marathon Partners was formed in 2005 by Austin Pryor, Mark Biller and the other senior personnel of Sound Mind Investing, a Christian non-denominational financial newsletter. Austin Pryor is the majority owner of Sound Mind Investing, LLC, and Mark Biller serves as Executive Editor of the Sound Mind Investing newsletter and online services. The Sound Mind Investing newsletter was first published in 1990 and currently has over 12,000 subscribers. The newsletter provides investment recommendations to thousands of subscribers using a variety of investment strategies, including the fund upgrading strategy used to manage the Funds.

Under the terms of the investment advisory agreement with respect to each Fund (the “Advisory Agreements”), the Advisor is responsible for managing each Fund’s investments. As compensation for its management services, each Fund is obligated to pay the Advisor a fee based on the Fund’s average daily net assets as follows:

Fund Assets	Management Fee
$1 - $250 million	1.00%
$250,000,001 to $500 million	0.90%
Over $500 million	0.80%

The Advisor has contractually agreed to waive its management fee and/or reimburse certain Fund operating expenses, but only to the extent necessary so that each Fund’s net operating expenses, excluding brokerage fees and commissions, borrowing costs (such as (a) interest expense and (b) dividends on securities sold short), taxes, extraordinary expenses and any indirect expenses (such as expenses incurred by other investment companies acquired by a Fund), do not exceed 1.50% of the Fund’s average daily net assets. The contractual arrangement for each Fund is in effect through February 28, 2009. Each waiver or reimbursement by the advisor is subject to repayment by the applicable Fund within the three fiscal years following the fiscal year in which the particular reimbursement or expense was incurred; provided that the Fund is able to make the repayment without exceeding the 1.50% expense limitation.

The following table describes the advisory fees paid to the Advisor by the Funds during the fiscal periods indicated.

Fund	Fiscal Year Ended	Advisory Fees Accrued	Total Expenses Reimbursed and/or Fees Waived	Net Advisory Fees Paid
SMI Fund	October 30, 2006[1]	$910,295	$0	$910,295
	October 30, 2007	$2,000,824	$0	$2,000,824
SMI Managed Volatility Fund	October 30, 2007[2]	$171,320	$73,032	$98,288

1For the period December 2, 2005 (commencement of operations) through October 31, 2006

2For the period December 29, 2006 (commencement of operations) through October 31, 2007

The Advisor advanced $10,000 to the SMI Fund for offering expenses prior to the Fund’s commencement of operations, which was reimbursed to the Advisor during the fiscal period ended October 31, 2006.

A discussion of the factors that the Board of Trustees considered in determining to renew the Advisory Agreement with respect to the SMI Fund is included in the Fund’s Annual Report to Shareholders for the fiscal period ended October 31, 2007. A discussion of the factors that the Board of Trustees considered in determining to approve the Advisory Agreement with respect to the SMI Managed Volatility Fund is included in the Fund’s Semi-Annual Report to Shareholders for the period ended April 30, 2007.

Each Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the applicable Fund’s outstanding voting securities and by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party, at a meeting called for the purpose of voting on such Advisory Agreement. Each Advisory Agreement provides that the Advisor under such agreement shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

The Advisor retains the right to use the name Sound Mind Investing in connection with another investment company or business enterprise with which the Advisor is or may become associated. A Fund’s right to use the name Sound Mind Investing automatically ceases 90 days after termination of its Agreement and may be withdrawn by the Advisor on 90 days written notice.

The Advisor, not the Funds, may pay certain financial institutions (which may include banks, broker-dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation. These financial institutions may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. Each Fund may from time to time purchase securities issued by financial institutions that provide such services; however, in selecting investments for the Funds, no preference will be shown for such securities.

About the Portfolio Managers

The Advisor’s investment team is jointly and primarily responsible for the day-to-day management of the Funds. Eric Collier, Anthony Ayers and Mark Biller (each a “Portfolio Manager,” or collectively, the “Portfolio Managers”) comprise the Advisor’s investment team. As of October 31, 2007, the Portfolio Managers exclusively managed the Funds.

The Portfolio Managers do not receive a salary or other compensation from the Advisor, but share in the Advisor’s profits based upon their indirect respective ownership of the Advisor. Mr. Biller shares in any profits of the Advisor indirectly through his ownership of Marathon Partners, LLC, while Mr. Collier and Mr. Ayers indirectly share in any profits of the Advisor through their ownership of Omnium Investment Company, LLC. The Advisor is a joint venture between Marathon Partners and Omnium Investment Company.

The Portfolio Managers receive compensation from other sources, as described below. For his duties as Executive Editor of the Sound Mind Investing newsletter, Mr. Biller receives a fixed annual salary and annual bonus based on the performance of the newsletter.

Mr. Collier and Mr. Ayers each receive a salary from Omnium Management Company, the managing company for Omnium Capital, LLC. Omnium Capital is the parent company of the co-owner of the Advisor, Omnium Investment Company. In addition, as part owners of Omnium Capital, they share in its net profits, which are allocated based upon each person’s ownership interest.

In his role as Executive Editor of the Sound Mind Investing Newsletter, Mr. Biller recommends the fund upgrading investment strategy that is similar to the strategy used to manage a significant portion of each Fund’s assets. Each Fund’s underlying investments may change frequently, because its portfolio is monitored daily, while the Newsletter is only published monthly. This means that Mr. Biller’s recommendations to newsletter subscribers and his purchases and sales on behalf of the Funds with respect to the portion managed using the fund upgrading strategy will not be the same. The Funds may invest in certain mutual funds before the recommendations to invest in those funds are disseminated to newsletter subscribers.

Each Portfolio Manager may engage in portfolio management activities for his own personal account(s) and/or the accounts of family members for no compensation. As a result of engaging in these other activities, each Portfolio Manager may have conflicts of interest in allocating time spent managing the Funds and these other affairs.

As of October 31, 2007, the Portfolio Managers owned shares of each Fund in the following ranges:

Portfolio Manager	Assets in Investing Fund (SMIFX)	Assets in Managed Volatility Fund (SMIVX)
Eric Collier	$10,001 - $50,000	$10,001 - $50,000
Anthony Ayers	$10,001 - $50,000	$1000 - $10,000
Mark Biller	$50,001- $100,000	$10,001 - $50,000

TRUSTEES AND OFFICERS

The Board of Trustees supervises the business activities of the Trust. Each Trustee serves as a trustee until termination of the Trust unless the Trustee dies, resigns, retires, or is removed.

The following table provides information regarding the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”).

Name, Address*, (Age), Position with Trust**, Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Gary E. Hippenstiel (Age - 59) Independent Trustee, December 2002 to present Chairman of audit and Pricing Committees

Director, Vice President and Chief Investment Officer of Legacy Trust Company, N.A. since 1992; Chairman of the investment committee for W.H. Donner Foundation and Donner Canadian Foundation, since June 2005; Trustee of AmeriPrime Advisors Trust from July 2002 to September 2005; Trustee of Access Variable Insurance Trust from April 2003 to August 2005; Trustee of AmeriPrime Funds from 1995 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Stephen A. Little (Age - 61) Chairman, December 2004 to present; Independent Trustee, December 2002 to present

President and founder of The Rose, Inc., a registered investment advisor, since April 1993; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Daniel J. Condon (Age - 56) Independent Trustee, December 2002 to present

President of International Crankshaft Inc., an automotive equipment manufacturing company, since 2004, Vice President and General Manager from 1990 to 2003; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of The Unified Funds from 1994 to 2002; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

Ronald C. Tritschler (Age - 55) Independent Trustee, January 2007 to present; Interested Trustee, December 2002 to December 2006

Chief Executive Officer, Director and Legal Counsel of The Webb Companies, a national real estate company, since 2001; Director of First State Financial since 1998; Director, Vice President and Legal Counsel of The Traxx Companies, an owner and operator of convenience stores, since 1989; Trustee of AmeriPrime Advisors Trust from November 2002 to September 2005; Trustee of AmeriPrime Funds from December 2002 to July 2005; Trustee of CCMI Funds from June 2003 to March 2005.

* The address for each trustee is 2960 N. Meridian St., Suite 300., Indianapolis, IN 46208.

** The Trust currently consists of 32 series.

The Trust’s Audit Committee consists of the Independent Trustees. The Audit Committee is responsible for overseeing the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Funds’ financial statements and the independent audit of the financial statements; and acting as a liaison between the Funds’ independent auditors and the full Board of Trustees. The Audit Committee met four times during the year ended December 31, 2007.

The Pricing Committee of the Board of Trustees is responsible for reviewing and approving the Advisor’s fair valuation determinations, if any.  The members of the Pricing Committee are all of the Trustees, except that any one member of the Pricing Committee constitutes a quorum for purposes of reviewing and approving a fair value.  The Pricing Committee held four meetings during the year ended December 31, 2007.

The Adviser Contract Renewal Committee is responsible for conducting due diligence on the renewal of investment advisory contracts between the Trust and the advisers and sub-advisers to each series of the Trust, and making a recommendation to the full Board of Trustees regarding renewals of these contracts. The Committee reviews materials of the type required by Section 15(c) of the Investment Company Act of 1940, which is provided by the investment advisers and sub-advisers and the Trust's Administrator, and it also conducts telephone interviews of advisers and sub-advisers. The Adviser Contract Renewal Committee is comprised of all of the Trustees, although at least two independent Trustees are required to establish a quorum. This Committee was established in 2007 and held three meetings during the year ended December 31, 2007.

The following table provides information regarding each Trustee who is an “interested person” of the Trust, and each officer of the Trust.

Name, Address*, (Age), Position with Trust,** Term of Position with Trust	Principal Occupation During Past 5 Years and Other Directorships
Nancy V. Kelly (Age - 52)*** Trustee, November 2007 to present;	Executive Vice President of Huntington National Bank, the Trust’s custodian, since December 2001.
Anthony J. Ghoston (Age - 48) President, July 2004 to present

President of Unified Fund Services, Inc., the Trust’s administrator, since June 2005, Executive Vice President from June 2004 to June 2005, Senior Vice President from April 2003 to June 2004; Senior Vice President and Chief Information Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 1997 to November 2004; President of AmeriPrime Advisors Trust from July 2004 to September 2005; President of AmeriPrime Funds from July 2004 to July 2005; President of CCMI Funds from July 2004 to March 2005.

John C. Swhear (Age - 46) Senior Vice President, May 2007 to present

Vice President of Legal Administration and Compliance for Unified Fund Services, Inc., the Trust’s administrator, since April 2007; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, since May 2007; Employed in various positions with American United Life Insurance Company from 1983 to April 2007, including: Associate General Counsel, April 2007, Investment Adviser Chief Compliance Officer, June 2004 to April 2007, Assistant Secretary to the Board of Directors, December 2002 to April 2007, Chief Compliance Officer of OneAmerica Funds, Inc., June 2004 to April 2007, Chief Counsel and Secretary, OneAmerica Securities, Inc., December 2002 to April 2007.

William Murphy (Age - 44)**** Interim Treasurer and Chief Financial Officer, February 2008 to present

Manager of Fund Administration for Unified Fund Services, Inc., the Trust’s administrator, since October 2007; Supervisor, Separate Accounts Administration for American United Life Insurance Company, from 2000 to October 2007.

Lynn E. Wood (Age - 60) Chief Compliance Officer, October 2004 to present

Chief Compliance Officer of AmeriPrime Advisors Trust from October 2004 to September 2005; Chief Compliance Officer of AmeriPrime Funds from October 2004 to July 2005; Chief Compliance Officer of CCMI Funds from October 2004 to March 2005; Chief Compliance Officer of Unified Financial Securities, Inc., the Trust’s distributor, from December 2004 to October 2005 and from 1997 to 2000, Chairman from 1997 to December 2004, President from 1997 to 2000; Director of Compliance of Unified Fund Services, Inc., the Trust’s administrator, from October 2003 to September 2004; Chief Compliance Officer of Unified Financial Services, Inc., the parent company of the Trust’s administrator and distributor, from 2000 to 2004.

Heather Bonds (Age - 31) Secretary, July 2005 to present; Assistant Secretary , September 2004 to June 2005

Employed by Unified Fund Services, Inc., the Trust’s administrator, since January 2004 and from December 1999 to January 2002; Student at Indiana University School of Law – Indianapolis, J.D. Candidate in December 2007; Assistant Secretary of Dean Family of Funds since August 2004; Regional Administrative Assistant of The Standard Register Company from February 2003 to January 2004; Full time student at Indiana University from January 2002 to June 2002; Secretary of AmeriPrime Advisors Trust from July 2005 to September 2005, Assistant Secretary from September 2004 to June 2005; Assistant Secretary of AmeriPrime Funds from September 2004 to July 2005; Assistant Secretary of CCMI Funds from September 2004 to March 2005.

* The address for each trustee and officer of the Trust is 2960 N. Meridian St., Suite 300, Indianapolis, IN 46208.

** The Trust currently consists of 32 series.

*** Ms. Kelly is deemed an interested trustee because she is an officer of an entity that is under common control with Unified

Financial Securities, Inc., one of the Trust’s distributors.

****Effective February 20, 2008, the Board appointed Mr. Murphy as Interim Chief Financial Officer and Treasurer to fill the vacancy created by the resignation of the Interim Treasurer.

The following table provides information regarding shares of the Fund and other portfolios of the Trust owned by each Trustee as of December 31, 2007.

Trustee	Dollar Range of Fund Shares	Aggregate Dollar Range of Shares of All Funds Within the Trust*
Gary E. Hippenstiel	None	None
Ronald Tritschler	None	None
Stephen Little	None	None
Daniel Condon	None	None
Nancy V. Kelly	None	None

* The Trust currently consists of 32 series.

Set forth below are estimates of the annual compensation to be paid to the Trustees and officers by each Fund on an individual basis and by the Trust on an aggregate basis. Trustees’ and officers’ fees and expenses are Trust expenses and each Fund incurs its pro rata share of expenses based on the number of existing series in the Trust. As a result, the amount paid by each Fund will increase or decrease as new series are added or removed from the Trust.

Independent Trustees	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Gary E. Hippenstiel, Trustee and Chairman of the Audit Committee	$1,500[2]	$0	$0	$48,000
Stephen A. Little, Chairman of the Board	$1,500[2]	$0	$0	$48,000
Daniel J. Condon, Trustee	$1,188[3]	$0	$0	$38,000
Ronald C. Tritschler, Trustee	$1,188[3]	$0	$0	$38,000
Interested Trustees and Officers	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Trust[1]
Nancy V. Kelly, Trustee	$0	$0	$0	$0
Anthony J. Ghoston, President and CEO	$0	$0	$0	$0
John C. Swhear, Senior Vice President	$0	$0	$0	$0
William Murphy, Interim Treasurer and CFO	$0	$0	$0	$0
Lynn E. Wood, Chief Compliance Officer	$4,688[4]	$0	$0	$150,000[5]
Heather Bonds, Secretary	$0	$0	$0	$0

1The Trust currently consists of 32 series.

2 During the fiscal year ended October 31, 2007, each Trustee received a total of $1,211 from the SMI Fund and $855 from the SMI Managed Volatility Fund.

3 During the fiscal year ended October 31, 2007, each Trustee received a total of $933 from the SMI Fund and $668 from the SMI Managed Volatility Fund.

4 During the fiscal year ended October 31, 2007, the CCO received a total of $5,260 from the SMI Fund and $4,457 from the SMI Managed Volatility Fund.

5 In addition to the CCO’s salary listed in the table, the Trust incurs up to $20,000 to pay for the CCO’s expenses in connection with compliance-related activities, including audits of advisors to the series of the Trust, attendance at compliance seminars, etc. These expenses are shared, pro rata, by each series of the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

A principal shareholder is any person who owns (either of record or beneficially) 5% or more of the outstanding shares of a Fund. A control person is one who owns, either directly or indirectly, more than 25% of the voting securities of a Fund or acknowledges the existence of such control. As a controlling shareholder, each of these persons could control the outcome of any proposal submitted to the shareholders for approval, including changes to a Fund’s fundamental policies or the terms of the management agreement with the Advisor.

As of January 31, 2008, the following persons were deemed to be control persons or principal shareholders of the SMI Fund:

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty St. World Financial Center New York, NY 10281	26.46%	Record
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	14.85%	Record
AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 68103	12.02%	Record
Scottrade, Inc. P.O. Box 31759 St. Louis, MO 63131	10.61%	Record
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	5.13%	Record

As of January 31, 2008, the following persons were deemed to be control persons or principal shareholders of the SMI Managed Volatility Fund:

Name and Address	% Ownership	Type of Ownership
National Financial Services, LLC 200 Liberty St. World Financial Center New York, NY 10281	28.61%	Record
AmeriTrade, Inc. P.O. Box 2226 Omaha, NE 68103	26.34%	Record
Charles Schwab & Co. 101 Montgomery St. San Francisco, CA 94104	15.57%	Record
Pershing, LLC P.O. Box 2052 Jersey City, NJ 07303	8.28%	Record
Scottrade, Inc. P.O. Box 31759 St. Louis, MO 63131	6.14%	Record

As of January 31, 2008, the Trustees and officers of the Trust did not own any shares of either Fund.

PORTFOLIO TURNOVER

Each Fund may sell portfolio securities without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. A Fund’s portfolio turnover rate is the percentage of its portfolio that is bought and sold to exchange for other securities and is expressed as a percentage of its total assets. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. The portfolio turnover rate for the SMI Fund for the period December 2, 2005 (commencement of operations) through October 31, 2006 and for the fiscal year ended October 31, 2007 was 177.47% and 115.48% respectively. The portfolio turnover rate for the SMI Managed Volatility Fund for the period December 29, 2006 (commencement of operations) through October 31, 2007 was 118.04%.

ANTI-MONEY LAUNDERING COMPLIANCE PROGRAM

Customer identification and verification is part of each Fund’s overall obligation to prevent money laundering under federal law. The Trust has, on behalf of the Funds, adopted an anti-money laundering compliance program designed to prevent each Fund from being used for money laundering or financing of terrorist activities (the “AML Compliance Program”). The Trust has delegated the responsibility to implement the AML Compliance Program to the Funds’ transfer agent, Unified Fund Services, Inc., subject to oversight by the Trust’s Chief Compliance Officer and, ultimately, by the Board of Trustees.

When you open an account with a Fund, the Fund’s transfer agent will request that you provide your name, physical address, date of birth, Social Security number or tax identification number. You may also be asked for other information that, in the transfer agent’s discretion, will allow the Fund to verify your identity. Entities are also required to provide additional documentation. This information will be verified to ensure the identity of all of persons opening an account with each Fund. Each Fund reserves the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account activities, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of the Funds’ transfer agent, they are deemed to be in the best interest of a Fund, or in cases where a Fund is requested or compelled to do so by governmental or law enforcement authority.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to policies established by the Board of Trustees of the Trust, the Advisor is responsible for each Fund’s portfolio decisions and the placing of each Fund’s portfolio transactions. In placing portfolio transactions, the Advisor seeks the best qualitative execution for a Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Advisor generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

The Advisor is specifically authorized to select brokers or dealers who also provide brokerage and research services to a Fund and/or the other accounts over which the Advisor exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Advisor determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Advisor’s overall responsibilities with respect to the Funds and to other accounts over which it exercises investment discretion.

Research services include supplemental research, securities and economic analyses, statistical services and information with respect to the availability of securities or purchasers or sellers of securities and analyses of reports concerning performance of accounts. The research services and other information furnished by brokers through whom a Fund effects securities transactions may also be used by the Advisor in servicing all of its accounts. Similarly, research and information provided by brokers or dealers serving other clients may be useful to the Advisor in connection with its services to a Fund. For the fiscal period ended October 31, 2007, the Advisor did not direct any brokerage transactions on behalf of either Fund to brokers on the basis of research services provided by such brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

The following table provides information regarding brokerage commissions paid by the Funds during the fiscal periods indicated.

Fund	Fiscal Period Ended October 31, 2006	Fiscal Period Ended October 31, 2007
SMI Fund	$31,548[1]	$21,571
SMI Managed Volatility Fund	N/A	$1,397[2]

1For the period December 2, 2005 (commencement of operations) through October 31, 2006

2For the period December 29, 2006 (commencement of operations) through October 31, 2007

The Trust, the Advisor and the Funds’ Distributor have each adopted a Code of Ethics (the “Code”) pursuant to Rule 17j-1 of the 1940 Act, and the Advisor’s Code of Ethics also conforms to Rule 204A-1 under the Investment Advisers Act of 1940. The personnel subject to the Codes are permitted to invest in securities, including securities that may be purchased or held by a Fund. You may obtain copies of the Codes, free of charge, by calling Shareholder Services at (877) 764-3863. You may also obtain copies of the Trust’s Code from documents filed with SEC and available on the SEC’s web site at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

Each Fund is required to include a schedule of portfolio holdings in its annual and semi-annual reports to shareholders, which is sent to shareholders within 60 days of the end of the second and fourth fiscal quarters and which is filed with the SEC on Form N-CSR within 70 days of the end of the second and fourth fiscal quarters. Each Fund also is required to file a schedule of portfolio holdings with the SEC on Form N-Q within 60 days of the end of the first and third fiscal quarters. Each Fund must provide a copy of the complete schedule of portfolio holdings as filed with the SEC to any shareholder of the Fund, upon request, free of charge. This policy is applied uniformly to all shareholders of the Funds without regard to the type of requesting shareholder (i.e., regardless of whether the shareholder is an individual or institutional investor).

Each Fund releases portfolio holdings to third party servicing agents on a daily basis in order for those parties to perform their duties on behalf of the Fund. These third party servicing agents include the Advisor, Distributor, Transfer Agent, Fund Accounting Agent, Administrator and Custodian. Each Fund also may disclose portfolio holdings, as needed, to auditors, legal counsel, proxy voting services (if applicable), printers, pricing services, parties to merger and reorganization agreements and their agents, and prospective or newly hired investment advisors or sub-advisors. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel or prospective sub-advisors at any time. This information is disclosed to all such third parties under conditions of confidentiality. “Conditions of confidentiality” include (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships) or (iv) understandings or expectations between the parties that the information will be kept confidential. Third party servicing agents generally are subject to an independent obligation not to trade on confidential information under their code of ethics and/or as a result of common law precedents; however, a Fund does not require an independent confirmation from the third parties that they will not trade on the confidential information.

Additionally, each Fund may enter into ongoing arrangements to release portfolio holdings to Morningstar, Inc., Lipper, Inc., Bloomberg, Standard & Poor’s, Thompson Financial and Vickers-Stock (“Rating Agencies”) in order for those organizations to assign a rating or ranking to the Fund. In these instances portfolio holdings will be supplied within approximately 25 days after the end of the month. The Rating Agencies may make a Fund’s top portfolio holdings available on their websites and may make a Fund’s complete portfolio holdings available to their subscribers for a fee. Neither the Funds, the Advisor, nor any of their affiliates receive any portion of this fee. Information released to Rating Agencies is not released under conditions of confidentiality nor is it subject to prohibitions on trading based on the information.

Except as described above, each Fund is prohibited from entering into any arrangements with any person to make available information about the Fund’s portfolio holdings without the prior authorization of the Chief Compliance Officer and the specific approval of the Board. The Advisor must submit any proposed arrangement pursuant to which the Advisor intends to disclose a Fund’s portfolio holdings to the Board, which will review such arrangement to determine whether the arrangement is in the best interests of Fund shareholders. Additionally, the Advisor and any affiliated persons of the Advisor are prohibited from receiving compensation or other consideration, for themselves or on behalf of a Fund, as a result of disclosing a Fund’s portfolio holdings. Neither Fund will disclose portfolio holdings as described above to third parties that the Fund knows will use the information for personal securities transactions.

PROXY VOTING POLICY

The Trust and the Funds’ Advisor each have adopted proxy voting policies and procedures reasonably designed to ensure that proxies are voted in shareholders’ best interests. As a brief summary, the Trust’s policy delegates responsibility regarding proxy voting to the Advisor, subject to the Advisor’s proxy voting policy and the supervision of the Board of Trustees. The Advisor’s proxy voting policy requires the Advisor to vote proxies received in a manner consistent with the best interests of each Fund and its shareholders. The Advisor’s policy underscores the Advisor’s concern that all proxy voting decisions be made in the best interests of the Fund shareholders. The Advisor’s policy dictates that the Advisor vote such proxies in a manner that will further the economic value of each investment for the expected holding period. Each vote cast by the Advisor on behalf of a Fund is done on a case-by-case basis, taking into account all relevant factors.

The Trust’s policy provides that, if a conflict of interest between the Advisor or its affiliates and a Fund arises with respect to any proxy, the Advisor must fully disclose the conflict to the Board of Trustees and vote the proxy in accordance with the Board’s instructions. The Board shall make the proxy voting decision that in its judgment, after reviewing the recommendation of the Advisor, is most consistent with the Advisor’s proxy voting policies and in the best interests of Fund shareholders. When the Board is required to make a proxy voting decision, only the Trustees without a conflict of interest with regard to the security in question or the matter to be voted upon shall be permitted to participate in the decision of how the Fund’s vote will be cast.

You may obtain a copy of the Trust’s and the Advisor’s proxy voting policies by calling Shareholder Services at (877) 764-3863 or by writing to Unified Fund Services, Inc., the Funds’ transfer agent, at 2960 N. Meridian Street, Suite 300, Indianapolis, IN 46208, Attn: Unified Series Trust Chief Compliance Officer. A copy of the policies will be mailed to you within three days of receipt of your request. You also may obtain a copy of the policies from Fund documents filed with the SEC, which are available on the SEC’s web site at www.sec.gov. A copy of the votes cast by each Fund with respect to portfolio securities during the most recent 12-month period ended June 30th will be filed by the Fund with the SEC on Form N-PX. Each Fund’s proxy voting record will be available to shareholders free of charge upon request by calling or writing the Fund as described above or from the SEC’s web site.

DETERMINATION OF NET ASSET VALUE

The net asset value of the shares of each Fund is determined as of the close of trading (normally 4:00 p.m. Eastern time) on each day the Trust, its custodian, and transfer agent are open for business and on any other day on which there is sufficient trading in a Fund’s securities to materially affect the net asset value. The Trust is open for business on every day on which the New York Stock Exchange (“NYSE”) is open for trading. The NYSE is closed on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value (share price), see “Determination of Net Asset Value” in the Prospectus.

Equity securities generally are valued by using market quotations furnished by a pricing service when the Advisor believes such prices accurately reflect the fair market value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the~~-~~counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value or when restricted or illiquid securities are being valued, such securities are valued at a fair value as determined by the Advisor in good faith according to procedures adopted by the Board of Trustees. The Board of Trustees annually approves the pricing services used by the fund accounting agent. The fund accounting agent maintains a pricing review committee which consults with an Independent Trustee who is a member of the Pricing Committee as fair valuation issues arise. Fair valued securities held by a Fund (if any) are reviewed by the Board of Trustees on a quarterly basis.

Each Fund’s net asset value per share is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares in the Fund outstanding at such time, as shown below:

Net Assets	= Net Asset Value Per Share
Shares Outstanding

An example of how each Fund calculated its net asset value per share as of its most recent fiscal year end (October 31, 2007) is as follows:

SMI Fund:

$247,411,198	= $13.87
17,840,483

SMI Managed Volatility Fund:

$28,855,336	= $11.85
2,435,279

REDEMPTION IN-KIND

Neither Fund intends to redeem shares in any form except cash. However, if the amount being redeemed is over the lesser of $250,000 or 1% of a Fund’s net asset value, pursuant to a Rule 18f-1 plan filed by the Trust on behalf of the Funds, each Fund has the right to redeem your shares by giving you the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net asset value in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

STATUS AND TAXATION OF THE FUNDS

Each Fund was organized as a series of a business trust, and intends to continue to qualify for treatment as a regulated investment company (a “RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) in each taxable year. There can be no assurance that it actually will so qualify. If a Fund qualifies as a RIC, its dividend and capital gain distributions generally are subject only to a single level of taxation, to the shareholders. This differs from distributions of a regular business corporation which, in general, are taxed first as taxable income of the distributing corporation, and then again as dividend income of the shareholder.

If a Fund does qualify as a RIC but (in a particular tax year) distributes less than ninety-eight (98%) of its ordinary income and its capital gain net income (as the Code defines each such term), the Fund is subject to an excise tax. The excise tax, if applicable, is four percent (4%) of the excess of the amount required to have been distributed over the amount actually distributed for the applicable year. If a Fund does not qualify as a RIC, its income will be subject to taxation as a regular business corporation, without reduction by dividends paid to shareholders of the Fund.

To continue to qualify for treatment as a RIC under Subchapter M of the Code, a Fund must, among other requirements:

•

Derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, and certain other income (including gains from options, futures, or forward contracts derived with respect to the RIC’s business of investing in stock, securities, or foreign currencies) (the “Income Requirement”);

•	Diversify its investments in securities within certain statutory limits; and
•

Distribute annually to its shareholders at least ninety percent (90%) of its investment company taxable income (generally, taxable net investment income less net capital gain) (the “Distribution Requirement”).

A Fund’s net realized capital gains from securities transactions will be distributed only after reducing such gains by the amount of any available capital loss carryforwards. Net capital losses may be carried forward to offset any capital gains for eight years, after which any undeducted net capital loss remaining is lost as a deduction. As of October 31, 2007, the SMI Managed Volatility Fund had $40,040 in capital loss carryforwards, which expires in 2015. As of October 31, 2007, the SMI Fund had no capital loss carryforwards.

The use of hedging strategies, such as selling (writing and purchasing) options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a fund realizes in connection therewith.

Certain futures contracts in which the SMI Managed Volatility Fund may invest will be “section 1256 contracts.” Section 1256 contracts the Fund holds at the end of each taxable year, other than section 1256 contracts that are part of a “mixed straddle” with respect to which it has made an election not to have the following rules apply, must be “marked-to-market” (that is, treated as sold for their fair market value) for federal income tax purposes, with the result that unrealized gains or losses will be treated as though they were realized. Sixty percent of any net gain or loss recognized on these deemed sales, and 60% of any net realized gain or loss from any actual sales of section 1256 contracts, will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss. Section 1256 contracts also may be marked-to-market for purposes of the excise tax described above. These rules may operate to increase the amount that the SMI Managed Volatility Fund must distribute to satisfy the distribution requirement (i.e., with respect to the portion treated as short-term capital gain), which will be taxable to the shareholders as ordinary income, and to increase the net capital gain the Fund recognizes, without in either case increasing the cash available to the Fund.

Code section 1092 (dealing with straddles) also may affect the taxation of certain hedging instruments in which the SMI Managed Volatility Fund may invest. Code section 1092 defines a “straddle” as offsetting positions with respect to actively traded personal property; for these purposes, options and futures contracts are personal property. Under that section, any loss from the disposition of a position in a straddle generally may be deducted only to the extent the loss exceeds the unrealized gain on the offsetting position(s) of the straddle. In addition, these rules may postpone the recognition of loss that otherwise would be recognized under the mark-to-market rules discussed above. The regulations under Code section 1092 also provide certain “wash sale” rules, which apply to transactions where a position is sold at a loss and a new offsetting position is acquired within a prescribed period, and “short sale” rules applicable to straddles. If the SMI Managed Volatility Fund makes certain elections, the amount, character and timing of the recognition of gains and losses from the affected straddle positions would be determined under rules that vary according to the elections made. Because only a few of the regulations implementing the straddle rules have been promulgated, the tax consequences to the Fund of straddle transactions are not entirely clear.

If the SMI Managed Volatility Fund has an “appreciated financial position” – generally, an interest (including an interest through an option or futures contract or short sale) with respect to any stock, debt instrument (other than “straight debt”) or partnership interest the fair market value of which exceeds its adjusted basis – and enters into a “constructive sale” of the position, the Fund will be treated as having made an actual sale thereof, with the result that it will recognize gain at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or a futures currency contract entered into by the Fund or a related person with respect to the same or substantially identical property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially identical property will be deemed a constructive sale. The foregoing will not apply, however, to any transaction by the Fund during any taxable year that otherwise would be treated as a constructive sale if the transaction is closed within 30 days after the end of that year and the Fund holds the appreciated financial position unhedged for 60 days after that closing (i.e., at no time during that 60-day period is the Fund’s risk of loss regarding that position reduced by reason of certain specified transactions with respect to substantially identical or related property, such as having an option to sell, being contractually obligated to sell, making a short sale, or granting an option to buy substantially identical stock or securities).

A Fund’s distributions received by your qualified retirement plan, such as a 401(k) plan or IRA, are generally tax-deferred; this means that you are not required to report Fund distributions on your income tax return when paid to your plan, but, rather, when your plan makes payments to you or your beneficiary. Special rules apply to payouts from Roth and Education IRAs.

The portion of the dividends a Fund pays (other than capital gain distributions) that does not exceed the aggregate dividends it receives from U.S. corporations will be eligible for the dividends received deduction allowed to corporations; however, dividends received by a corporate shareholder and deducted by it pursuant to the dividends received deduction are subject indirectly to the federal alternative minimum tax.

If you are a non-retirement plan holder, your Fund will send you a Form 1099 each year that tells you the amount of distributions you received for the prior calendar year, the tax status of those distributions, and a list of reportable sale transactions. Generally, a Fund’s distributions are taxable to you in the year you received them. However, any dividends that are declared in October, November or December but paid in January are taxable as if received in December of the year they are declared. Investors should be careful to consider the tax consequences of buying shares shortly before a distribution. The price of shares purchased at that time may reflect the amount of the anticipated distribution. However, any such distribution will be taxable to the purchaser of the shares and may result in a decline in the share value by the amount of the distribution.

If shares of a Fund are sold at a loss after being held by a shareholder for six months or less, the loss will be treated as long-term, instead of a short-term, capital loss to the extent of any capital gain distributions received on such shares.

The foregoing is only a summary of some of the important federal income tax considerations affecting each Fund and its shareholders and is not intended as a substitute for careful tax planning. Accordingly, prospective investors should consult their own tax advisors for more detailed information regarding the above and for information regarding federal, state, local and foreign taxes.

CUSTODIAN

Huntington National Bank, 41 South High Street, Columbus, Ohio 43215, is Custodian of each Fund’s investments. The Custodian acts as the Funds’ depository, safekeeps portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Funds’ request and maintains records in connection with its duties. The custodian’s parent company, Huntington Bancshares, Inc., is also the parent company of Unified Fund Services, Inc. (“Unified”), the Trust’s transfer agent, fund accountant and administrator, and of Unified Financial Securities, Inc., the Funds’ distributor (the “Distributor”). A Trustee of the Trust is a member of management of the Custodian.

For its custodial services, the Custodian receives a monthly fee from each Fund based on the market value of the assets under custody. The monthly fee is equal to an annual rate of 0.0125% of the first $75 million of market value; 0.0100% of the next $75 million of market value; and 0.0075% of market value in excess of $150 million. The Custodian also receives various transaction-based fees. The fees paid to the Custodian by each Fund are subject to a $250 monthly minimum fee per account.

FUND SERVICES

Unified Fund Services, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, acts as the Funds’ transfer agent, dividend disbursing agent, fund accountant, and administrator. Certain officers of the Trust are members of management and/or employees of Unified. Unified is under common control with the Distributor and the Custodian.

Unified maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of each Fund’s shares, acts as dividend and distribution disbursing agent, and performs other transfer agent and shareholder service functions. For its services as a transfer agent, Unified receives a monthly fee from each Fund of an annual fee from each Fund of $1.40 per shareholder account (subject to a minimum monthly fee of $1,500).

In addition, Unified provides the Funds with fund accounting services, which includes certain monthly reports, record keeping and other management-related services. For its services as fund accountant, Unified receives a monthly fee from each Fund equal to an annual rate of 0.04% of Fund’s average daily net assets up to $100 million; 0.02% of the Fund’s average daily net assets from $100 million to $250 million; and 0.01% of the Fund’s average daily net assets over $250 million (subject to a minimum monthly fee of $2,083).

Unified also provides the Funds with administrative services, including all regulatory reporting and necessary office equipment, personnel and facilities. For these services, Unified receives a monthly fee from each Fund equal to an annual rate of 0.09% of the Fund’s average daily net assets up to $100 million; 0.06% of the Fund’s average daily net assets from $100 million to $250 million; and 0.03% of the Fund’s average daily net assets over $250 million (subject to a minimum monthly fee of $2,500). The administrative services fees with respect to the SMI Managed Volatility Fund are subject to various discounts during the Fund’s initial year of operations. Unified also receives a compliance program services fee of $800 per month from each Fund.

The following table provides information regarding transfer agent, fund accounting and administrative services fees paid by the Funds during the fiscal periods indicated. The amounts given include reimbursement for various out-of-pocket expenses, and may include amounts paid to various third parties as compensation for sub-transfer agency services.

SMI Fund	Fiscal Period Ended October 31, 2006[1]	Fiscal Year Ended October 31, 2007
Transfer Agent Fees	$104,103	$117,136
Fund Accounting Fees	$37,351	$60,017
Administration Fees	$81,186	$150,050
SMI Managed Volatility Fund		Fiscal Period Ended October 31, 2007[2]
Transfer Agent Fees		$39,636
Fund Accounting Fees		$18,769
Administration Fees		$21,329
[1]For the period December 2, 2005 (commencement of operations) through October 31, 2006
[2]For the period December 29, 2006 (commencement of operations) through October 31, 2007

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The firm of Cohen Fund Audit Services, Ltd. (“Cohen”), 800 Westpoint Parkway, Suite 1100, Westlake, Ohio 44145, has been selected as independent registered public accounting firm for the Funds for the fiscal year ended October 31, 2008. Cohen will perform an annual audit of each Fund’s financial statements and will provide financial, tax and accounting consulting services as requested.

DISTRIBUTOR

Unified Financial Securities, Inc., 2960 North Meridian Street, Suite 300, Indianapolis, Indiana 46208, is the exclusive agent for distribution of shares of the Funds. A Trustee of the Trust is a member of management of Huntington National Bank, a subsidiary of Huntington Bancshares, Inc. (the parent of the Distributor), and an officer of the Trust is an officer of the Distributor. As a result, such persons may be deemed to be affiliates of the Distributor. The Distributor is under common control with Unified and the Custodian.

The Distributor is obligated to sell the shares of each Fund on a best efforts basis only against purchase orders for the shares. Shares of each Fund are offered to the public on a continuous basis.

FINANCIAL STATEMENTS

The financial statements and independent auditors’ report for each Fund required to be included in the SAI are hereby incorporated by reference to its Annual Report to Shareholders for the fiscal year ended October 31, 2007. The Funds will provide the Annual Report without charge upon written request or request by telephone.